UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22951

FundX Investment Trust
(Exact name of registrant as specified in charter)

2020 E. Financial Way, Suite 100, Glendora, CA 91741
(Address of principal executive offices) (Zip code)

Jason Browne
235 Montgomery Street, Suite 1049
San Francisco, CA 94101
(Name and address of agent for service)

626-914-7363
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2014

Item 1. Reports to Stockholders.

FundX Upgrader Funds 2014 Annual Report September 30, 2014

Annual Report 2014	Upgraderfunds.com	2

1969	DAL Investment Company is a

Knowledgeable Portfolio Management
We’ve been managing portfolios of noload mutual funds since 1969. We monitor thousands of mutual funds and ETFs and make timely portfolio changes.
A Strategy You Can Understand
We developed the Upgrading strategy, which is designed to keep our portfolios invested in top-ranked funds. Upgrading ranks noload mutual funds and ETFs based on recent performance. We buy top performers and hold these funds only while they remain top ranked.
FundX Upgrader Funds
The FundX Upgrader Funds are a series of mutual funds that invest in underlying mutual funds and exchange traded funds (ETFs) based on our Upgrading strategy. The Funds offer various levels of potential risk and reward.
A Portfolio that Responds to Market Changes
Market leadership rotates between large-cap and small-cap stocks, growth and value styles of investing, and geographic regions. Our Upgrading strategy aligns the FundX Upgrader Fund portfolios with leadership trends. The FundX Upgrader Funds have the flexibility to invest both domestically and globally in the sectors, regions and strategies we identify as being in sync with current market leadership.

Registered Investment Advisor (RIA)

1976	The firm starts publishing
NoLoad FundX newsletter.

2001	The firm packages its most popular
growth model as a mutual fund,
introducing the FundX Upgrader
Fund (FUNDX).

2002	Inception of three additional funds:
FundX Aggressive Upgrader Fund
(HOTFX), FundX Conservative
Upgrader Fund (RELAX), and FundX
Flexible Income Fund (INCMX).

2012	DAL Investment Company is renamed
FundX Investment Group.

3	Annual Report 2014

September 30, 2014
Dear Shareholders,
It’s been a strong year for investors. US stock and bond markets and most of the FundX Upgrader Funds had good gains.
As of our last Annual Report dated September 30, 2013, the S&P 500 and Dow Jones Industrial Average continued to hit new highs. Sell-offs have been relatively minor and were usually countered by investors who saw each pullback as a chance to buy in at lower prices.
U.S. Large-caps Take the Lead
Small-cap indexes haven’t fared as well in 2014. Small-caps were among the best performers in 2013, and the equity Upgrader Funds participated in the small-cap trend. But in 2014, large-caps began to outperform, while small-caps faltered. This led to an unusually large divergence between large- and small-cap stocks. For the 12 months ending September 30, 2014, the large-cap S&P 500 was up 19.6% while the small-cap Russell 2000 gained just 3.9%. As we explain in the Manager’s Discussion of Fund Performance, this led us to make important changes to the equity Upgrader Fund portfolios.
When large-cap stocks lead, many investors become tempted to abandon their diversified or active portfolios in favor of relatively low-cost index funds. We saw this in the late 1980s and again in the late 1990s, and we’re seeing it yet again today. But markets change over time, and while the S&P 500 is doing well now, it won’t always be the best place to be.
The equity Upgrader Fund portfolios are participating in the large-cap U.S. trend, but the Funds aren’t limited to just large-caps. The Funds have the ability to take advantage of leadership in foreign stocks, small- and mid-cap stocks and both growth and value stocks – when these stocks are doing well.
Bond Market Defied Predictions
Many predicted that interest rates would rise in 2014. In fact, 97% of the economists surveyed by Bloomberg in January 2014 predicted rates would increase in the next six months. But rates remained low during the Annual Report period, and even fell to lower levels at times. Investors who avoided bonds because they feared higher rates missed out on good returns.
Interest rates usually change in response to changing economic factors. A sharp spike in inflation or a rapid increase in economic growth (particularly in jobs and wages) could trigger higher rates. But lately the environment has supported lower rates: inflation has been low, and the labor market and the overall economy have been growing slowly. We realize that interest rates will rise eventually, but we also acknowledge that there are reasons why rates could stay at current levels or even decrease for a time.
Rather than trying to predict if or when rates will rise, we focus on what we can observe today, and that’s what areas of the bond market have been bringing in good returns. Then we adapt our portfolios as market conditions change. This strategy has kept our Flexible Income Fund focused on high-yield and strategic bonds, as well as higher-quality intermediate-term bonds.
New, Independent Trust
We are grateful for the overwhelming support of shareholders for our new trust. The Funds are now governed by an independent board of trustees who work on behalf of shareholders like you. The trust oversees the fund’s managers, accountants, distributors, and other service providers, and holds them accountable.
Thank you for your continued support.
Janet Brown
President, FundX Investment Group
Portfolio Manager, FundX Upgrader Funds

Annual Report 2014	Upgraderfunds.com	4

Past performance does not guarantee future results.
The information provided in this letter represents the opinion of the author and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.
Mutual fund investing involves risk. Principal loss is possible. The FundX Upgrader Funds (“Funds”) are considered “funds of funds” and an investor will indirectly bear the principal risks and its share of the fees and expenses of the underlying funds. Shareholders will pay higher expenses than they would if they invested directly in the underlying funds. The Funds employ an “Upgrading” strategy whereby investment decisions are based on near-term performance, however, the Funds may be exposed to the risk of buying underlying funds immediately following a sudden, brief surge in performance that may be followed by a subsequent drop in market value. The Funds invest in underlying funds and these underlying funds may invest in securities of small companies, which involve greater volatility than investing in larger, more established companies, or they may invest in foreign securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods; these risks are greater for investments in emerging markets. The underlying funds may invest in debt securities, which typically decrease in value when interest rates rise; this risk is usually greater for longer-term debt securities. Lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. While the Upgrader Funds are diversified, the underlying funds may invest in a limited number of issuers and therefore may be considered non-diversified. The underlying funds may engage in short sales; an underlying fund’s investment performance may suffer if it is required to close out a short position earlier than intended. Some underlying funds may borrow money for leveraging and will incur interest expense. Some underlying funds may use derivatives, which involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. The underlying funds may invest in asset-backed and mortgage-backed securities, which involve additional risks such as credit risk, prepayment risk, possible illiquidity and default, and increased susceptibility to adverse economic developments. The underlying funds, particularly some ETFs, may use investment techniques considered to be aggressive, including using futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments.
Sector weighting and fund holdings are subject to change at any time and mention of them should not be construed as recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for further sector and holdings information.
References to other funds should not be interpreted as an offer of these securities.
The S&P 500® Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies. The Barclays Aggregate Bond Index is an unmanaged index generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities. An investment cannot be made directly in an index.
Russell 2000 measures the performance of the 2,000 smallest companies in the Russell 3000 Index.
The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 large U.S. stocks that trade on the New York Stock Exchange and the NASDAQ.
NASDAQ 100 includes 100 of the largest non-financial securities listed on the NASDAQ based on market capitalization.
The MSCI EAFE Index (Morgan Stanley Capital International, Europe, AustralAsia and Far East) is an unmanaged index of over 1000 foreign common stock prices including the reinvestment of dividends.
While the funds are no-load, management fees and expenses still apply. Diversification does not assure a profit or protect against a loss in a declining market. Please refer to prospectus for further details.

5	Annual Report 2014

The flagship Upgrader Fund is a moderate growth portfolio that is designed to be the foundation of a well-diversified portfolio. The Fund invests primarily in diversified equity funds and has limited exposure to more aggressive sector and single-country funds.
FUNDX seeks to participate in broad market leadership trends, such as the rotation between growth and value stocks, large-and small-cap stocks, and international and domestic stocks. Because market leadership tends to shift in fits and starts, we move gradually into new leading areas of the market. Over time, these gradual changes can dramatically realign FUNDX’s portfolio, and the Annual Report period ending September 30, 2014 is just one example.
As of last Annual Report dated September 30, 2013, FUNDX was primarily invested in leading small- and mid-cap funds, particularly value-oriented funds like iShares S&P Midcap 400 Value (IJJ), Wells Fargo Special Mid-Cap Value (WFMIX), and Dreyfus Mid-cap Value (DMCVX). Small- and mid-cap stocks were among the best performing areas of the market in 2013, and these positions allowed FUNDX to participate the small-cap trend.
But in 2014, leadership shifted to large-cap stocks, and, as FUNDX’s previously strong-performing small- and mid-cap positions weakened, we replaced them with better-performing large-cap funds. By September 30, 2014, FUNDX was primarily invested in large-cap funds and ETFs.
U.S. Large-cap Leadership
FUNDX holds mostly large-cap growth funds, like Guggenheim S&P 500 Pure Growth (RPG), Alliance Bernstein Large-cap Growth (APGYX), and Ivy Large cap Growth (IYGIX), but some value funds have continued to earn competitive returns. Large-cap value funds like Sound Shore (SSHFX) and Janus Contrarian (JCONX), for example, were held for the entire fiscal year. We also continue to hold a few select mid-cap funds. Primecap Odyssey Aggressive Growth (POAGX), a mid-cap growth fund, was the only mid-cap position held for the 12 months ending September 30, 2014.
FUNDX can take advantage of opportunities around the globe, but with U.S. indexes hitting new highs, U.S. markets have been the place to be. The Fund has been almost entirely invested in domestic funds for the year ending September 30, 2014. But there were a few times when foreign funds performed well enough for us to start buying into international and global funds, only to see leadership quickly return to U.S. funds.
Sector Leadership:
Health care & Technology
Among more aggressive equity funds and sector funds, health care remains a long-term leader. FUNDX has held Janus Global Life Sciences (JFNIX) for over a year and T. Rowe Price Health Sciences (PRHSX) for two years. We added an additional health care-related ETF, Powershares Pharma (PJP), in the second quarter of 2014.

Technology has also brought in terrific returns over the past fiscal year. While the S&P 500 has been hitting new highs, the tech-heavy NASDAQ 100 has been bringing in better returns. FUNDX has exposure to leading tech funds through positions like PowerShares QQQ (QQQ), an ETF that tracks the NASDAQ 100 index, and Semiconductor HOLDRs (SMH).
Because Markets Change
FUNDX’s positions in large-cap funds and its exposure to leading sector funds contributed to the Fund’s performance over the year ending September 30, 2014, but not every trade we made in the last year added value. The Fund’s short-term positions in foreign funds hurt. A brief period of small-cap leadership in summer 2014 led us to add few small- and mid-cap funds to the portfolio; in hindsight, it would have been better to have stayed invested in large-caps.
For the period of this report, FUNDX lagged the large-cap S&P 500 Index, but it outperformed other areas of the market, including internationals, as measured by the MSCI EAFE, Europe Australasia and Far East Index.
While market leadership appears to be focused within large-cap U.S. growth stocks, we know that no trend lasts forever. Markets change over time, and we seek to change FUNDX’s portfolio in response to these changes. Some investors fear changing markets, but we believe changing markets offer new investment opportunities, and our active strategy has the potential to capitalize on these opportunities.

Annual Report 2014	Upgraderfunds.com	6

FundX Upgrader Fund
Value of $10,000 vs S&P 500 Index and MSCI EAFE Index

This chart illustrates the performance of a hypothetical $10,000 investment, including reinvested dividends and distributions, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced.

	1 Year	3 Year	5 Year	10 Year	Since Inception (11/01/01)
FundX Upgrader Fund	13.01%	18.52%	11.13%	7.29%	7.40%
S&P 500 Index	19.73%	22.99%	15.70%	8.11%	6.86%
MSCI EAFE Index	4.25%	13.65%	6.56%	6.32%	6.71%
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.
The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes. One cannot invest directly in an index.

7	Annual Report 2014

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2014

Shares	Investment Companies: 99.8%	Value
	Aggressive Funds: 29.3%
96,852	Acadian Emerging Markets Portfolio Fund	$1,844,068
189,665	Alger Capital Appreciation Institutional Fund	5,494,595
27,700	iShares Transportation Average ETF	4,179,930
72,944	Hodges Fund	2,960,793
178,663	Ivy Large Cap Growth Fund	3,457,121
90,840	Janus Global Life Sciences Fund	4,783,641
55,200	Market Vectors Semiconductor ETF	2,820,168
246,419	Marsico Focus Fund	5,522,251
121,484	Oakmark Select Fund	5,431,542
73,800	Powershares Dynamic Pharmaceuticals Portfolio	4,697,370
111,500	Powershares QQQ Trust Series 1	11,015,085
176,015	PRIMECAP Odyssey Aggressive Growth Fund	5,616,642
31,950	SPDR Energy Select Sector Fund	2,895,309
36,000	SPDR S&P Emerging Markets SmallCap ETF	1,727,280
88,358	T. Rowe Price Health Sciences Fund, Inc.	6,059,613
247,300	Vanguard FTSE Emerging Market ETF	10,314,883
	Total Aggressive Funds	78,820,291

	Core Funds: 70.5%
384,904	AllianceBernstein Large-Cap Growth Fund	16,585,521
183,423	Ariel Fund	13,817,230
212,238	ClearBridge Value Trust	15,994,245
1,412,526	Dodge & Cox Global Stock Fund	17,571,819
98,818	Dodge & Cox Stock Fund	17,776,439
572,142	Domini Social Equity Fund ^	16,586,392
176,000	Guggenheim S&P 500 Pure Growth ETF	13,587,200
242,900	Guggenheim S&P 500 Pure Value Fund	12,842,123
195,309	Janus Contrarian Fund	4,531,162
590,656	JPMorgan Disciplined Equity Fund	14,228,913
83,520	Oakmark Fund	5,717,775
174,116	Pioneer Mid-Cap Value Fund	5,085,930
323,276	Sound Shore Fund, Inc.	16,884,688
20,030	T. Rowe Price Value Fund	732,683
226,000	Vanguard Mega Cap Growth ETF	17,578,280
	Total Core Funds	189,520,400

	Total Investment Companies
	(Cost $251,322,288)	268,340,691

	Short-Term Investments: 0.3%
701,368	Fidelity Institutional Money Market Funds - Government Portfolio, 0.01% #	701,368

	Total Short-Term Investments
	(Cost $701,368)	701,368

	Total Investments: 100.1%
	(Cost $252,023,656))	269,042,059
	Liabilities in Excess of Other Assets: (0.1)%	(104,787)

	Net Assets: 100.0%	$268,937,272

	# Annualized seven-day yield as of September 30, 2014.

	^ A portion of the securities held by the fund are considered to be illiquid. The fair value total of the portion of all such illiquid securities is $7,124,061 (representing 2.7% of net assets). See Note 2 to the financial statements.

	The accompanying notes are an integral part of these financial statements

Annual Report 2014	Upgraderfunds.com	8

As the name implies, the Aggressive Upgrader Fund invests in more aggressive equity funds, such as sector and single country funds. HOTFX has little, if any, exposure to core diversified equity funds. HOTFX seeks to participate in broad market leadership trends, such as the rotation between growth and value stocks, large- and small-cap stocks, and international and domestic stocks. The Fund also has the ability to participate in more specialized stock market leadership trends, such as the rotations between specific sectors or within emerging markets.
Because market leadership tends to shift in fits and starts, we move gradually into new leading areas of the market. Over time, these gradual changes can dramatically realign HOTFX’s portfolio, and the changes since the end of our prior fiscal year, September 30, 2013 illustrates this.
Small-cap stocks were one of the best performing areas of the market in 2013, and at the beginning of this Annual Report period, HOTFX was invested in leading small- and mid-cap funds, particularly value-oriented funds like iShares S&P 600 Small Cap Value (IJS) and Dreyfus Mid-cap Value (MDCVX).
But in 2014, leadership shifted to large-cap stocks, and, as previously strong-performing small- and mid-cap funds weakened, we replaced them with better-performing large-cap funds. By September 30, 2014, HOTFX was more focused on large-cap growth funds like Ivy Large-cap Growth (IYGIX) and Marsico Focus (MFOCX). One mid-cap fund has continued to earn a place in HOTFX’s portfolio: Primecap Odyssey Aggressive Growth (POAGX), a mid-cap growth fund, was held for the 12 months ending September 30, 2014.
Sector Leadership: Technology & Healthcare
HOTFX’s large-cap growth positions tend to be equity funds that are concentrated in a few areas of the market. Many of HOTFX’s large-cap holdings are heavily allocated to technology stocks, which have achieved terrific returns over this reporting period. HOTFX holds PowerShares QQQ (QQQ), an ETF that tracks the NASDAQ 100 index, and Fidelity OTC (FOCPX), a large-cap fund that’s concentrated in tech stocks. It also holds Semiconductor HOLDRs (SMH).

Health care continued to be one of the leading sectors for the second year now. HOTFX has held Janus Global Life Sciences (JFNIX) and T. Rowe Price Health Sciences (PRHSX) for over a year. We added an additional health care-related ETF, Powershares Pharma (PJP), in the second quarter of 2014.

HOTFX can take advantage of opportunities around the globe, but with U.S. indexes hitting new highs, it has been focused on domestic funds. But there were a few times when foreign funds performed well enough for us to start buying into international and global funds. At the start of 2014, HOTFX had exposure to some leading international funds, but as leadership quickly returned to U.S. funds, most of these positions were replaced in the first quarter. A period of emerging market leadership in summer 2014 led us to add a few positions in emerging markets funds and ETFs.

Because Markets Change
HOTFX’s positions in large-cap funds and its exposure to leading sector funds contributed to the Fund’s performance over the year ending September 30, 2014, but not every trade we made in the last year added value. The Fund’s short-term positions in foreign funds hurt. A brief period of small-cap leadership in summer 2014 led us to add few small- and mid-cap funds to the portfolio; in hindsight, it would have been better to have stayed invested in large-caps.
For the Annual Report period, HOTFX lagged the large-cap S&P 500 Index, but outperformed small-caps, as measured by the Russell 2000 Index, and internationals, as measured by the EAFE, Europe Australasia and Far East Index, both by wide margins.
While market leadership appears to be focused within large-cap U.S. growth stocks, we know that no trend lasts forever. Markets change over time, and we seek to change HOTFX’s portfolio in response to these changes. Some investors fear changing markets, but we believe changing markets offer new investment opportunities, and our active strategy has the potential to capitalize on these opportunities.

9	Annual Report 2014

FundX Aggressive Upgrader Fund
Value of $10,000 vs S&P 500 Index, Russell 2000 Index and MCSI EAFE Index

This chart illustrates the performance of a hypothetical $10,000 investment, including reinvested dividends and distributions, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced.

	1 Year	3 Year	5 Year	10 Year	Since Inception (7/01/02)
FundX Aggressive Upgrader Fund	9.73%	17.49%	10.64%	7.56%	8.29%
Russell 2000 Index	3.93%	21.26%	14.29%	8.19%	9.06%
S&P 500 Index	19.73%	22.99%	15.70%	8.11%	8.15%
MSCI EAFE Index	4.25%	13.65%	6.56%	6.32%	6.94%
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.
The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes. One cannot invest directly in an index.

Annual Report 2014	Upgraderfunds.com	10

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2014

Shares	Investment Companies: 99.8%	Value
	Aggressive Funds: 99.8%
66,102	Acadian Emerging Markets Portfolio Fund	$1,258,576
163,872	Alger Capital Appreciation Institutional Fund	4,747,364
49,007	Fidelity OTC Portfolio Fund	3,851,475
73,400	Guggenheim BRIC ETF	2,497,068
130,217	Hodges Fund	5,285,501
146,690	Hodges Small Cap Fund	2,857,521
63,800	iShares MSCI Emerging Markets ETF	2,651,528
150,587	Ivy Large Cap Growth Fund	2,913,859
45,752	Janus Global Life Sciences Fund	2,409,298
30,228	JPMorgan Mid Cap Growth Fund	896,552
37,204	Legg Mason Opportunity Trust	706,499
238,883	Marisco Focus Fund	5,353,371
72,000	Market Vectors Semiconductor ETF	3,678,480
130,481	Oakmark Select Fund	5,833,818
63,300	Powershares Dynamic Pharmaceuticals Portfolio	4,029,045
61,550	Powershares QQQ Trust Series 1	6,080,525
96,905	PRIMECAP Odyssey Aggressive Growth Fund	3,092,237
29,000	SPDR Energy Select Sector Fund	2,627,980
60,500	SPDR S&P Emerging Markets SmallCap ETF	2,902,790
27,838	T. Rowe Price Health Sciences Fund, Inc.	1,909,129
131,500	Vanguard FTSE Emerging Markets ETF	5,484,865
	Total Aggressive Funds	71,067,481

	Total Investment Companies
	(Cost $67,193,643)	71,067,481

	Total Investments: 99.8%
	(Cost $67,193,643)	71,067,481
	Other Assets in Excess of Liabilities: 0.2%	110,032

	Net Assets: 100.0%	$71,177,513

	The accompanying notes are an integral part of these financial statements

11	Annual Report 2014

The Conservative Upgrader Fund is a balanced fund that seeks to combine the growth potential of an equity fund with the lower volatility of a fixed income fund. RELAX invests in core equity funds, bond funds, and total return funds.
RELAX is designed to respond to changing stock and bond markets. Its equity exposure seeks to participate in broad market leadership trends, such as the rotation between growth and value stocks, large- and small-cap stocks, and international and domestic stocks. RELAX’s bond exposure targets the areas of the bond market that are excelling in the current market environment.
Market leadership tends to shift in fits and starts, so we move gradually into new leadership, and we add positions over time as a trend is confirmed. Over time, these small changes can result in a dramatic realignment in RELAX’s equity positions. The Annual Report period ending September 30, 2014 is just one example.
RELAX’s Equity Positions
As of the last Annual Report dated September 30, 2013, RELAX’s equity positions were primarily in mid-cap funds, especially mid-cap value funds like Fidelity Value (FDVLX), iShares S&P Midcap 400 Value (IJJ) and Wells Fargo Special Mid-cap Value (WFMIX). Small-cap and mid-cap stocks had been some of the best performing areas of the market in 2013, and these positions helped RELAX participate in this leading area. But in 2014, market leadership shifted to large-cap stocks. As RELAX’s previously strong-performing mid-cap positions weakened, we replaced them with better-performing large-cap funds. By September 30, 2014, RELAX’s equity exposure is primarily in large-cap funds and ETFs.
The large-cap funds in the portfolio are mostly growth funds, like Guggenheim S&P 500 Pure Growth (RPG), Domini Social Equity (DIEQX), and Vanguard Mega Cap 3000 Growth (MGK), but some value funds have continued to earn competitive returns. Large-cap value funds like Sound Shore (SSHFX) and Dodge & Cox Stock (DODGX), for example, were held for the entire Annual Report period.
RELAX can take advantage of opportunities around the globe, but with U.S. indexes hitting new highs, U.S. markets have been the place to be. The Fund has been almost entirely invested in domestic funds for the year ending September 30, 2014. But there were a few times when foreign funds performed well enough for us to start buying into international and global funds, only to see leadership quickly return to U.S. funds.
RELAX’s Fixed Income Positions
Fear of higher interest-rates led some fixed income investors to invest in ultra short-term bonds, which have less interest-rate risk than longer-term bonds, but these funds also have earned very low returns. We believe a better option is to invest in the funds that have recently had good returns and adapt our portfolios as conditions change – and that’s what we aim to do with the fixed-income portion of RELAX.
RELAX had no exposure to ultra short-term funds during the Annual Report period. Instead, our flexible approach to fixed income kept RELAX’s fixed income exposure invested in high-yield bonds. Funds like Ivy High Income (IVHIX) and Janus High Yield (JAHYX) were held for the 12 months ending September 30, 2014. RELAX also got some additional exposure to high yields from strategic funds like Osterweis Strategic Income (OSTIX) and Aberdeen Global High Income (JHYIX).
RELAX doesn’t have a static allocation to high yields, though. In fact, as high yields became more volatile in August and then sold off in September, we sold Osterweis Strategic Income (OSTIX) in favor of strategic funds with less exposure to lower-quality bonds. We limit exposure to high yields because high-yield bonds can be volatile, and we hold high yields along with other kinds of bond funds. As of September 30, 2014, RELAX’s bond positions also included higher-quality intermediate-term bond funds like TCW Total Return Bond (TGLMX) and a foreign bond fund, PIMCO Foreign Dollar-Hedged (PFORX), which has had good returns thanks to the strong U.S. dollar.
RELAX also invests in total return funds, which can use a wide variety of investment strategies, including techniques designed to provide steady returns with dampened volatility, such as market neutral, long/short, arbitrage or other approaches. RELAX held Vanguard Wellesley Income (VWIAX), and Merger Fund (MERFX) during the full Annual Report period, and these positions contributed to RELAX’s performance over this time period.
Because Markets Change
RELAX’s positions in large-cap equity funds, high-yield bond funds, and total return funds contributed to the Fund’s performance over the year ending September 30, 2014, but not every trade we made during the Annual Report period added value. The Fund’s short-term positions in foreign equity funds hurt. A brief period of small-cap leadership in summer 2014 led us to add few small- and mid-cap funds to the portfolio; in hindsight, it would have been better to have stayed invested in large-caps.
For the Annual Report period, RELAX’s balanced portfolio lagged the large-cap S&P 500 Index, which is 100% stocks.

Annual Report 2014	Upgraderfunds.com	12

FundX Conservative Upgrader Fund
Value of $10,000 vs S&P 500 Index, Barclays Aggregate Bond Index
and 60% S&P 500/ 40% Barclays Aggregate Bond Index
This chart illustrates the performance of a hypothetical $10,000 investment, including reinvested dividends and distributions, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced.

	1 Year	3 Year	5 Year	10 Year	Since Inception (7/01/02)
FundX Conservative Upgrader Fund	9.98%	12.76%	8.56%	6.74%	7.01%
S&P 500 Index	19.73%	22.99%	15.70%	8.11%	8.15%
60% S&P / 40% Barclays Aggregate Blend Index	13.28%	14.51%	11.19%	6.99%	7.14%
Barclays Aggregate Bond Index	3.96%	2.43%	4.12%	4.62%	4.89%
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.
The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes. One cannot invest directly in an index.

13	Annual Report 2014

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2014

Shares	Investment Companies: 99.8%	Value
	Core Funds: 59.0%
40,401	Ariel Fund	$3,043,435
43,082	ClearBridge Value Trust	3,246,630
265,105	Dodge & Cox Global Stock Fund	3,297,908
17,305	Dodge & Cox Stock Fund	3,113,010
115,149	Domini Social Equity Fund	3,338,168
43,000	Guggenheim S&P 500 Pure Growth ETF	3,319,600
60,800	Guggenheim S&P 500 Pure Value ETF	3,214,496
120,960	JPMorgan Disciplined Equity Fund	2,913,924
63,580	Sound Shore Fund, Inc.	3,320,763
48,177	T. Rowe Price Value Fund	1,762,327
35,700	Vanguard Mega Cap Growth ETF	2,776,746
	Total Core Funds	33,347,007

	Total Return Funds: 12.3%
43,858	Gateway Fund	1,294,683
180,250	Manning & Napier Fund, Inc. - Pro Blend Conservative Term Series Fund	2,006,185
83,045	Merger Fund	1,356,118
37,158	Vanguard Wellesley Income Fund	2,309,025
	Total Total Return Funds	6,966,011

	Bond Funds: 28.5%
109,726	Aberdeen Global High Income Fund	1,086,280
104,656	BlackRock High Yield Portfolio	858,178
149,848	DoubleLine Core Fixed Income Fund	1,639,342
200,745	Federated High Yield Trust	1,353,022
105,820	Hartford Strategic Income Fund	975,661
120,850	Ivy High Income Fund	1,027,228
61,267	Janus High-Yield Fund	556,916
67,432	Loomis Sayles Bond Fund	1,044,516
163,606	Natixis Loomis Sayles High Income Fund	732,956
87,640	Natixis Loomis Sayles Strategic Income Fund	1,466,224
131,558	Neuberger Berman Strategic Income Fund	1,482,658
169,609	PIMCO Income Fund	2,143,857
100,835	PIMCO Foreign Bond Fund	1,120,275
64,839	TCW Total Return Bond Fund	665,248
	Total Bond Funds	16,152,361

	Total Investment Companies
	(Cost $55,085,384)	56,465,379

	Short-Term Investments: 0.1%
76,796	Fidelity Institutional Money Market Funds - Government Portfolio, 0.010% #	76,796

	Total Short-Term Investments
	(Cost $76,796)	76,796

	Total Investments: 99.9%
	(Cost $55,162,180)	56,542,175
	Other Assets in Excess of Liabilities: 0.1%	18,844

	Net Assets: 100.0%	$56,561,019

	# Annualized seven-day yield as of September 30, 2014. The accompanying notes are an integral part of these financial statements

Annual Report 2014	Upgraderfunds.com	14

The Flexible Income Fund invests primarily in bond funds. The Fund is designed to respond to changing bond markets by targeting the areas of the bond market that are excelling in the current market environment.

Fear of higher interest-rates continued to hang over the bond market for the year ending September 30, 2014. This led some fixed income investors to invest in ultra short-term bonds, which have less interest-rate risk than longer-term bonds, but these funds also have earned very low returns. We believe a better option is to invest in the funds that have recently achieved good returns and adapt our portfolios as conditions change – and that’s what we aim to do with INCMX.

Leadership Focused on
High-Yield Bonds, Total Return Funds
INCMX had no exposure to ultra short-term funds during the past fiscal year. Instead, our flexible approach to fixed income kept INCMX’s portfolio invested in high-yield bonds. Funds like Ivy High Income (IVHIX) and Janus High Yield (JAHYX) were held for the 12 months ending September 30, 2014. INCMX also got some additional exposure to high yields from strategic funds like Osterweis Strategic Income (OSTIX) and Aberdeen Global High Income (JHYIX), a world bond fund that had exposure to high yields.

We don’t keep a static allocation to high yields, though. In fact, as high yields became more volatile in August and then sold off in September as the equity market pulled back, we sold Osterweis Strategic Income (OSTIX) in favor of strategic funds with less exposure to lower-quality bonds. And we gradually Upgraded other high-yield positions, selling laggards like John Hancock High Yield (JYHIX) and Mainstay High Yield (MHYIX) in favor of better-performers like BlackRock High Yield (BHYIX) and Federated High Yield (FHTIX).

We limit exposure to high yields because these lower-quality bonds can become volatile and have a higher risk of defaults (although defaults have been low during the Annual Report period). We also hold lower-quality bonds along with higher-quality intermediate-term bonds like DoubleLine Core Fixed Income (DBLFX) and TCW Total Return Bond (TGLMX). We also added a position in PIMCO Foreign Dollar-Hedged (PFORX) in the third quarter of 2014, which has had good returns thanks to the strong U.S. dollar. As of September 30, 2014, high yields were in the midst of a sell-off, and we are monitoring our positions closely. If high yields continue to decline, we’ll be led to make further changes to INCMX’s portfolio.

Our Flexible Income strategy isn’t just limited to bond funds. We have the flexibility to invest in total return funds, which can use wide variety of investment strategies, including techniques designed to provide steady returns with dampened volatility, such as market neutral, long/short, arbitrage or other approaches. Roughly a third of INCMX’s portfolio was invested in Manning & Napier Pro Blend Conservative (MNCIX), Vanguard Wellesley Income (VWIAX), and Merger Fund (MERFX) during the full Annual Report period, and these positions contributed to INCMX’s benchmark-beating performance over this time period.

Adapting to Changing Markets – and Managers
Our Flexible Income approach is designed to adapt to changing markets. While most fixed-income investors were focused on interest rates, one of the biggest changes in the bond market was when famed fixed-income manager Bill Gross announced he was leaving PIMCO for Janus. Our strategy had kept us out of PIMCO Total Return Fund (which Gross had managed) since the end of 2010. We do hold PIMCO Income (PIMIX), a fund that wasn’t managed by Bill Gross and has continued to perform well. PIMIX was held for the full Annual Report period.

Because Markets Change
Bond markets, like stock markets, change over time. Interest rates have remained low over the Annual Report period, but we recognize that rates will rise eventually. We’ve kept INCMX underweight in the most interest-rate sensitive areas of the bond market like Treasuries, but if rates rise, we’ll make further changes to the portfolio.

Some investors fear changing markets, but we believe changing markets offer new investment opportunities, and our active strategy has the potential to capitalize on these opportunities. INCMX’s positions in leading bond and total return funds contributed to Fund’s performance over the year ending September 30, 2014, but not every trade we made during the Annual Report period added value. The Fund had no exposure to Treasuries, which briefly led in January, May and September 2014. INCMX was underweight in longer-term bonds, which benefited from declining interest rates. But we are pleased that the Fund strongly outperformed the Barclays Aggregate Bond Index for the Annual Report period.

15	Annual Report 2014

FundX Flexible Income Fund
Value of $10,000 vs Barclays Aggregate Bond Index
and BofA Merrill Lynch 3-Month U.S.Treasury Bill Index
This chart illustrates the performance of a hypothetical $10,000 investment, including reinvested dividends and distributions, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced.

	1 Year	3 Year	5 Year	10 Year	Since Inception (7/01/02)
FundX Flexible Income Fund	5.22%	5.28%	4.94%	5.07%	5.64%
Barclays Aggegate Bond Index	3.96%	2.43%	4.12%	4.62%	4.89%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.05%	0.07%	0.10%	1.59%	1.54%
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.
The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price and total return performance of fixed-rate, publicly placed, dollardenominated, and non-convertible investment grade debt issues with at least $100 million par amount outstanding and with at least one year of final maturity. Returns include reinvested dividends but reflect no deduction for fees, expenses, or taxes. The BofA Merrill Lynch 3-Month U.S.Treasury Bill Index is an unmanaged market index of U.S.Treasury securities maturing in 90 days that assumes reinvestment of all income.
One cannot invest directly in an index.

Annual Report 2014	Upgraderfunds.com	16

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2014

Shares	Investment Companies: 100.2%	Value
	Intermediate Term Bond Funds: 10.2%
966,062	DoubleLine Core Fixed Income Fund	10,568,721
457,217	TCW Total Return Bond Fund	4,691,049
	Total Intermediate Term Bond Funds	15,259,770

	Strategic Bond Funds: 23.8%
196,872	Guggenheim Total Return Bond Fund ^	5,309,641
436,008	Hartford Strategic Income Fund	4,019,991
292,016	Loomis Sayles Bond Fund	4,523,326
233,708	Natixis Loomis Sayles Strategic Income Fund	3,909,931
375,219	Neuberger Berman Strategic Income Fund	4,228,719
1,073,794	PIMCO Income Fund	13,572,753
	Total Strategic Bond Funds	35,564,361

	High Yield Bond Funds: 22.3%
688,542	BlackRock High Yield Portfolio	$5,646,041
1,172,847	Federated High Yield Trust ^	7,904,992
1,113,376	Ivy High Income Fund	9,463,696
800,387	Janus High-Yield Fund	7,275,516
654,425	Natixis Loomis Sayles High Income Fund ^	2,931,823
	Total High Yield Bond Funds	33,222,068

	World Bond Funds: 10.0%
743,259	Aberdeen Global High Income Fund	7,358,260
678,192	PIMCO Foreign Bond Fund	7,534,709
	Total World Bond Funds	14,892,969

	Total Return Funds: 33.9%
228,355	Gateway Fund	6,741,044
1,298,960	Manning & Napier Fund Inc. - Pro Blend Conservative Term Series Fund	14,457,425
883,450	Merger Fund	14,426,744
240,033	Vanguard Wellesley Income Fund	14,915,676
	Total Total Return Funds	50,540,889

	Total Investment Companies
	(Cost $147,276,643)	149,480,057

	Short-Term Investments: 0.0%
21,128	Fidelity Institutional Money Market Funds - Government Portfolio, 0.010% #	21,128

	Total Short-Term Investments
	(Cost $21,128)	21,128

	Total Investments: 100.2%
	(Cost $147,297,771)	149,501,185
	Liabilities in Excess of Other Assets: (0.2)%	(247,597)

	Net Assets: 100.0%	$149,253,588

#  Annualized seven-day yield as of September 30, 2014.
^  A portion of the securities held by the fund are considered to be illiquid. The fair value total of the portion of all such illiquid securities is $3,533,577 (representing 2.4% of net assets). See Note 2 to the financial statements.

The accompanying notes are an integral part of these financial statements

17	Annual Report 2014

The Tactical Upgrader Fund (TACTX) invests in diversified equity funds and has limited exposure to more aggressive sector and single-country funds. The Fund seeks to manage the volatility of its equity exposure by also investing in options, cash, and/or total return funds. Total return funds can use wide variety of investment strategies that are designed to provide steady returns with dampened volatility, such as market neutral, long/short, arbitrage or other approaches.

TACTX seeks to participate in broad market leadership trends, such as the rotation between growth and value stocks, large- and small-cap stocks, and international and domestic stocks. Because market leadership tends to move in fits and starts, we move gradually into new leading areas of the market. Over time, these gradual changes can dramatically shift TACTX’s portfolio, and the Annual Report period ending September 30, 2014 is just one example.

As of last Annual Report, dated September 30, 2013, TACTX held leading small- and mid-cap funds, particularly value-oriented funds like iShares S&P Midcap 400 Value (IJJ), iShares S&P Small Cap 600 Value (IJS), and Vanguard Mid-cap Value (VOE). Small- and mid-cap stocks were among the best performing areas of the market in 2013, and these positions gave TACTX some participation in the small-cap trend.

But in 2014, leadership shifted to large-cap stocks, and, as TACTX’s previously strong-performing small- and mid-cap positions weakened, we replaced them with better-performing large-cap funds, typically large-cap growth funds. By September 30, 2014, TACTX held primarily large-cap growth funds and ETFs, like Guggenheim S&P 500 Growth (RPG), Vanguard Mega cap 300 Growth (MGK), and Marsico Focus (MFOCX). One large-cap position, Guggenheim S&P 500 Equal Weight (RSP), was held for the full Annual Report period.

TACTX can take advantage of opportunities around the globe, but with U.S. indexes hitting new highs, U.S. markets have been the place to be. The Fund has been almost entirely invested in domestic funds for the year ending September 30, 2014. But there were a few times when foreign funds performed well enough for us to start buying into international and global funds, only to see leadership quickly return to U.S. funds.

Risk Management
TACTX isn’t always fully invested in equities. The Fund may use options to hedge its equity exposure or it may hedge using cash. Hedging is particularly useful in volatile markets. It served to cushion the market’s brief sell-offs in January and March 2014. When markets quickly recovered, however, the Fund’s hedges dampened its participation.

Volatility has been low during the Annual Report period, and this led us to reduce hedging through options. Instead, we’ve increased the Fund’s exposure to total return funds like Dodge & Cox Balanced (DODBX) and Fidelity Puritan (FPURX). These funds invest in a combination of stocks and bonds.

The Fund was more fully invested in September 2014 and had greater participation in the sell-off. As of September 30, 2014, the pullback is still underway, and we view it as an overdue and healthy correction. So far, it has cleared some of the overbought conditions and sentiment-related concerns, and this allowed us to increase the Fund’s stock market exposure and position the Fund to have greater participation should the bull market resume. As of September 30, 2014, the Fund was nearly fully invested and focused on core equity funds and total return funds.

Because Markets Change
TACTX’s positions in large-cap funds contributed to Fund’s performance over the year ending September 30, 2014, but not every trade we made in the last year added value. The Fund’s short-term positions in foreign funds hurt. The market rallied at times while the Fund was still defensively positioned and this limited the Fund’s participation. For the Annual Report period, TACTX lagged the S&P 500 Index.

While stock market leadership appears to be with large-cap growth, we know that no trend lasts forever. Markets change over time, and we seek to change TACTX’s portfolio in response to these changes. Some investors fear changing markets, but we believe changing markets offer new investment opportunities, and our active strategy has the potential to capitalize on these opportunities.

Annual Report 2014	Upgraderfunds.com	18

FundX Tactical Upgrader Fund
Value of $10,000 vs S&P 500 Index, MSCI EAFE Index, Barclays Capital Aggregate
Bond Index and BofA Merrill Lynch 3-Month U.S.Treasury Bill Index

This chart illustrates the performance of a hypothetical $10,000 investment, including reinvested dividends and distributions, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced.

	1 Year	3 Year	5 Year	Since Inception (2/29/08)
FundX Tactical Upgrader Fund	-0.93%	3.72%	3.52%	-2.86%
S&P 500 Index	19.73%	22.99%	15.70%	8.51%
Barclays Aggegate Bond Index	3.96%	2.43%	4.12%	4.51%
MSCI EAFE Index	4.25%	13.65%	6.56%	1.32%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.05%	0.07%	0.10%	0.31%
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.
The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes. The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $100 million par amount outstanding and with at least one year of final maturity. Returns include reinvested dividends but reflect no deduction for fees, expenses, or taxes. The BofA Merrill Lynch 3-Month U.S.Treasury Bill Index is an unmanaged market index of U.S.Treasury securities maturing in 90 days that assumes reinvestment of all income.

19	Annual Report 2014

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2014

Shares	Investment Companies: 97.7%	Value
	Aggressive Funds: 16.2%
8,718	Janus Global Life Sciences Fund	$459,088
42,525	Marsico Focus Fund	952,977
41,000	Powershares QQQ Trust Series 1	4,050,390
47,000	Vanguard FTSE Emerging Markets Stock ETF	1,960,370
	Total Aggressive Funds	7,422,825

	Core Funds: 61.4%
18,221	Ariel Fund	1,372,620
249,584	Dodge & Cox Global Stock Fund	3,104,825
105,851	Domini Social Equity Fund	3,068,614
51,200	Guggenheim S&P 500 Equal Weight ETF	3,880,448
89,500	Guggenheim S&P 500 Pure Growth ETF	6,909,400
44,000	Guggenheim S&P 500 Pure Value ETF	2,326,280
20,183	Janus Contrarian Fund	468,241
89,000	Vanguard Mega Cap Growth ETF	6,922,420
	Total Core Funds	28,052,848

	Total Return Funds: 20.1%
14,418	Dodge & Cox Balanced Fund	1,484,498
40,984	Fidelity Balanced Fund	989,344
65,531	Fidelity Puritan Fund	1,482,962
76,622	Leuthold Core Investment Fund	1,444,316
70,829	Schwab Hedged Equity Fund	1,335,126
53,899	T. Rowe Price Capital Appreciation Fund	1,481,135
95,187	Value Line Income & Growth Fund, Inc.	987,087
	Total Total Return Funds	9,204,468

	Total Investment Companies
	(Cost $42,535,827)	44,680,141

Contracts	(100 shares per contract)	Value
	Purchased Options: 0.9%
1,000	SPDR S&P 500 ETF Trust, Expiration 10/18/14, Strike Price $195, Put Option	$179,000
1,000	SPDR S&P 500 ETF Trust, Expiration 10/18/14, Strike Price $196, Put Option	209,000

	Total Purchased Options
	(Cost $340,520)	388,000

	Total Investments: 98.6%
	(Cost $42,876,347)	45,068,141
	Other Assets in Excess of Liabilities: 1.4%	629,577

	Net Assets: 100.0%	$45,697,718

	The accompanying notes are an integral part of these financial statements

Annual Report 2014	Upgraderfunds.com	20

Tactical Total Return Fund (TOTLX) is a risk-managed fund. It invests chiefly in core equity funds and primarily uses total return funds and bond funds to manage volatility.
TOTLX’s allocation to stocks and bonds can change over time, and the Annual Report period ending September 30, 2014 is just one example. In an effort to reduce volatility, we reduced the Fund’s equity exposure and boosted its allocation to total return funds and bond funds. Total return funds can use wide variety of investment strategies that are designed to provide steady returns with dampened volatility, such as market neutral, long/short, arbitrage or other approaches. With both its equity and fixed income (or bond) positions, TOTLX seeks to capitalize on changing stock and bond market leadership.
TOTLX’s Equity Positions
As of the prior Annual Report, dated September 30, 2013, TOTLX’s equity positions were primarily leading small- and mid-cap funds, like iShares S&P Midcap 400 Value (IJJ), iShares S&P Small Cap 600 Value (IJS), and Vanguard Mid-cap Value (VOE). But as market leadership shifted to large-cap stocks in 2014, we replaced TOTLX’s small- and mid-cap positions with better-performing large-cap funds, like Guggenheim S&P 500 Growth (RPG) and Vanguard Mega cap 300 Growth (MGK).
TOTLX can take advantage of opportunities around the globe, but with U.S. indexes hitting new highs, U.S. markets have been the place to be, and the Fund has been almost entirely invested in domestic funds for the year ending September 30, 2014. But there were a few times when foreign funds performed well enough for us to start buying into them, only to see leadership quickly return to U.S. funds.
TOTLX’s Fixed Income Positions
Our flexible approach to fixed income kept TOTLX’s fixed income exposure invested in high-yield bonds. Ivy High Income (IVHIX) was held for the entire 12 months ending September 30, 2014. Additional exposure to high yields during the year came from Fidelity Capital and Income (FAGIX) and Neuberger Strategic Income (NSTLX).
TOTLX doesn’t have a static allocation to high yields, though. In fact, as high yields became more volatile in August and then sold off in September as the equity market pulled back, we sold Osterweis Strategic Income (OSTIX) in favor of strategic funds with less exposure to lower-quality bonds, like Hartford Strategic Income (HSNIX).
We limit exposure to high yields because high-yield bonds can be volatile and we also hold high yields along with other kinds of bond funds. As of September 30, 2014, TOTLX’s bond positions also had exposure to non-agency mortgages and residential debt through PIMCO Income (PIMIX), and a foreign bond fund, PIMCO Foreign Dollar-Hedged (PFORX), which has had good returns thanks to the strong U.S. dollar.

Risk Management
TOTLX has the ability to use options or cash to hedge its equity exposure. Hedging is particularly useful in volatile markets. It served to cushion the market’s brief sell-offs in January and March 2014. When markets quickly recovered, however, the Fund’s hedges dampened its participation.
Total return funds have been a consistent part of TOTLX’s portfolio over the Annual Report period. Funds like Manning & Napier Pro Blend Conservative (MNCIX) and Vanguard Wellesley Income (VWIAX) were held for the full Annual Report period. In the second and third quarters of 2014, we expanded TOTLX’s total return exposure, adding positions in funds like Buffalo Flexible Income (BUFBX) and Dodge and Cox Balanced (DODBX). We believe these funds can help control volatility.
Because Markets Change
TOTLX’s positions in large-cap funds, total return funds and high-yield funds contributed to the Fund’s performance over the year ending September 30, 2014, but not every trade we made in the last year added value. The Fund’s short-term positions in foreign funds hurt. The market rallied at times while the Fund was still defensively positioned and this limited the Fund’s participation. For the Annual Report period, TOTLX lagged the Barclays Aggregate Bond Index.
Markets change over time, and we seek to change TOTLX’s portfolio in response to these changes. Some investors fear changing markets, but we believe changing markets offer new investment opportunities, and the active strategy we use to manage TOTLX has the potential to capitalize on these opportunities.

21	Annual Report 2014

FundX Tactical Total Return Fund
Value of $10,000 vs S&P 500 Index, Barclays Capital Aggregate
Bond Index and BofA Merrill Lynch 3-Month U.S.Treasury Bill Index

This chart illustrates the performance of a hypothetical $10,000 investment, including reinvested dividends and distributions, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced.

	1 Year	3 Year	5 Year	Since Inception (5/29/09)
FundX Tactical Total Return Fund	0.85%	3.52%	3.21%	3.78%
S&P 500 Index	19.73%	22.99%	15.70%	17.83%
Barclays Aggegate Bond Index	3.96%	2.43%	4.12%	4.68%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.05%	0.07%	0.10%	0.11%
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted.
Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com. The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes. The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $100 million par amount outstanding and with at least one year of final maturity. Returns include reinvested dividends but reflect no deduction for fees, expenses, or taxes. The BofA Merrill Lynch 3-Month U.S.Treasury Bill Index is an unmanaged market index of U.S.Treasury securities maturing in 90 days that assumes reinvestment of all income.

Annual Report 2014	Upgraderfunds.com	22

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2014

Shares	Investment Companies: 99.4%	Value
	Core Funds: 10.9%
16,639	Dodge & Cox Global Stock Fund	$206,988
6,697	Domini Social Equity Fund	194,151
3,350	Guggenheim S&P 500 Pure Growth ETF	258,620
3,000	Vanguard Mega Cap Growth ETF	233,340
	Total Core Funds	893,099

	Total Return Funds: 39.1%
20,033	Buffalo Flexible Income Fund	296,686
3,516	Dodge & Cox Balanced Fund	362,020
31,779	Fidelity Real Estate Income Fund	365,462
32,602	IQ Alpha Hedge Strategy Fund	364,162
14,835	James Balanced Golden Rainbow Fund	366,712
30,137	Manning & Napier Fund Inc. - Pro Blend Conservative Term Series Fund	335,420
24,299	Robeco Boston Partners Long/Short Research Fund	363,757
17,752	Schwab Hedged Equity Fund	334,618
6,475	Vanguard Wellesley Income Fund	402,341
	Total Total Return Funds	3,191,178

	Bond Funds: 49.4%
32,917	Aberdeen Global High Income Fund	325,874
50,887	BlackRock High Yield Portfolio	417,272
48,373	Federated High Yield Trust	326,040
28,958	Fidelity Advisor High Income Advantage Fund	291,892
36,268	Fidelity Capital & Income Fund	361,593
20,637	Hartford Strategic Income Fund	190,272
44,066	Ivy High Income Fund	374,565
18,958	Loomis Sayles Bond Fund	293,663
92,911	Natixis Loomis Sayles High Income Fund	416,242
19,996	Neuberger Berman Strategic Income Fund	225,353
36,033	PIMCO Foreign Bond Fund	400,327
31,997	PIMCO Income Fund	404,450
	Total Bond Funds	4,027,543

	Total Investment Companies
	(Cost $8,077,377)	8,111,820

Contracts	(100 shares per contract)	Value
	PURCHASED OPTIONS: 0.1%
24	SPDR S&P 500 ETF Trust, Expiration 10/18/14, Strike Price $195, Put Option	$4,296
24	SPDR S&P 500 ETF Trust, Expiration 10/18/14, Strike Price $196, Put Option	5,016

	Total Purchased Options
	(Cost $8,172)	9,312

	Total Investments: 99.5%
	(Cost $8,085,549)	8,121,132
	Other Assets in Excess of Liabilities: 0.5%	40,398

	Net Assets: 100.0%	$8,161,530

	The accompanying notes are an integral part of these financial statements

23	Annual Report 2014

STATEMENTS OF ASSETS AND LIABILITIES AT SEPTEMBER 30, 2014

	FundX Upgrader Fund	FundX Aggressive Upgrader Fund	FundX Conservative Upgrader Fund
Assets
Investments in securities, at value (identified cost $251,322,288, $67,193,643, $55,085,384) (See Note 2)	$268,340,691	$71,067,481	$56,465,379
Investments in short-term securities, at value (identified cost $701,368, - , $76,796) (See Note 2)	701,368	-	76,796
Total Investments, at value (identified cost $252,023,656, $67,193,643, $55,162,180) (See Note 2)	269,042,059	71,067,481	56,542,175
Cash	250,000	213,742	250,000
Receivables:
Investment securities sold	1,220,054	54,511	-
Fund shares sold	150,544	38,688	27,400
Dividends and interest	65,272	14,638	11,936
Prepaid expenses and other assets	42,846	27,672	24,507
Total assets	270,770,775	71,416,732	56,856,018
Liabilities
Payables:
Investment securities purchased	1,380,920	23,835	185,838
Fund shares redeemed	47,183	84,267	14,048
Investment advisory fees, net	216,706	50,632	40,121
Administration fees	45,814	14,414	8,177
Custody fees	7,039	2,712	1,797
Fund accounting fees	27,407	8,248	5,188
Transfer agent fees	51,367	19,701	12,639
Trustee Fees	9,225	2,766	2,041
Other accrued expenses	47,842	32,644	25,150
Total liabilities	1,833,503	239,219	294,999
Net Assets	$268,937,272	$71,177,513	$56,561,019
Net assets applicable to shares outstanding	$268,937,272	$71,177,513	$56,561,019
Shares outstanding; unlimited number of shares authorized without par value	5,649,380	1,326,943	1,397,909
Net asset value, offering and redemption price per share	$47.60	$53.64	$40.46

Components of Net Assets
Paid-in capital	$297,070,818	$90,114,421	$49,132,706
Undistributed (accumulated) net investment income (loss)	1,038,323	194,777	443,071
Accumulated net realized gain (loss) on investments	(46,190,272)	(23,005,523)	5,605,247
Net unrealized appreciation on investments	17,018,403	3,873,838	1,379,995
Net assets	$268,937,272	$71,177,513	$56,561,019
The accompanying notes are an integral part of these financial statements

Annual Report 2014	Upgraderfunds.com	24

STATEMENTS OF ASSETS AND LIABILITIES AT SEPTEMBER 30, 2014

	FundX Flexible Income Fund	FundX Tactical Upgrader Fund	FundX Tactical Total Return Fund
Assets
Investments in securities, at value (identified cost $147,276,643, $42,876,347, $8,085,549) (See Note 2)	$149,480,057	$45,068,141	$8,121,132
Investments in short-term securities, at value (identified cost $21,128, - , -) (See Note 2)	21,128	-	-
Total Investments, at value (identified cost $147,297,771, $42,876,347, $8,085,549) (See Note 2)	149,501,185	45,068,141	8,121,132
Cash	250,000	167,913	43,981
Deposits at brokers	-	285,448	18,006
Receivables:
Investment securities sold	-	247,484	5,940
Fund shares sold	113,708	105,970	84
Dividends and interest	13,262	9,747	2,755
Prepaid expenses and other assets	34,505	18,115	16,042
Total assets	149,912,660	45,902,818	8,207,940
Liabilities
Payables:
Investment securities purchased	-	109,760	2,634
Fund shares redeemed	469,540	13,000	8,000
Investment advisory fees, net	86,432	30,091	1,213
Administration fees	23,794	10,078	2,158
Custody fees	3,061	1,484	806
Fund accounting fees	14,122	6,042	913
Transfer agent fees	21,056	8,637	5,183
Trustee Fees	5,004	1,976	351
Other accrued expenses	36,063	24,032	25,152
Total liabilities	659,072	205,100	46,410
Net Assets	$149,253,588	$45,697,718	$8,161,530
Net assets applicable to shares outstanding	$149,253,588	$45,697,718	$8,161,530
Shares outstanding; unlimited number of shares authorized without par value	4,916,957	2,250,555	318,303
Net asset value, offering and redemption price per share	$30.35	$20.31	$25.64

Components of Net Assets
Paid-in capital	$140,805,663	$79,441,161	$7,941,645
Undistributed (accumulated) net investment income (loss)	2,879,854	42,813	93,819
Accumulated net realized gain (loss) on investments	3,364,657	(35,978,050)	90,483
Net unrealized appreciation on investments	2,203,414	2,191,794	35,583
Net assets	$149,253,588	$45,697,718	$8,161,530
The accompanying notes are an integral part of these financial statements

25	Annual Report 2014

STATEMENTS OF OPERATIONS For The Year Ended September 30, 2014

	FundX Upgrader Fund	FundX Aggressive Upgrader Fund	FundX Conservative Upgrader Fund
INVESTMENT INCOME
Dividends	$3,422,260	$745,914	$1,287,418
Interest	65	10	8
Total investment income	3,422,325	745,924	1,287,426
EXPENSES (NOTE 3)
Investment advisory fees	2,676,256	738,177	504,193
Transfer agent fees	231,188	87,832	60,195
Fund accounting fees	108,078	31,297	20,516
Administration fees	181,497	52,348	32,857
Reports to shareholders	52,502	17,149	9,375
Custody fees	18,681	7,011	5,017
Audit fees	26,188	25,688	21,898
Registration fees	24,420	18,275	20,069
Trustee fees	15,100	7,058	6,207
Miscellaneous expenses	6,550	4,148	3,767
Chief Compliance Officer fees	6,762	6,762	5,099
Interest expense (Note 6)	1,071	382	322
Legal fees	9,337	4,960	5,717
Insurance expense	9,414	3,603	2,712
Total expenses	3,367,044	1,004,690	697,944
Less: fees waived	(21,723)	(81,963)	(67,703)
Less: expenses paid indirectly (Note 3)	(69,313)	(5,899)	(17,730)
Net expenses	3,276,008	916,828	612,511
Net Investment income (loss)	146,317	(170,904)	674,915
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investments	41,446,241	9,874,230	5,393,899
Written Options	-	-	-
Net realized gains	41,446,241	9,874,230	5,393,899
Capital gain distributions from regulated investment companies	4,708,079	1,523,103	578,010
Change in net unrealized appreciation (depreciation) on investments	(14,011,039)	(4,347,201)	(2,251,636)
Net realized and unrealized gain (loss) on investments	32,143,281	7,050,132	3,720,273
Net increase (decrease) in net assets resulting from operations	$32,289,598	$6,879,228	$4,395,188
The accompanying notes are an integral part of these financial statements

Annual Report 2014	Upgraderfunds.com	26

STATEMENTS OF OPERATIONS For The Year Ended September 30, 2014

	FundX Flexible Income Fund	FundX Tactical Upgrader Fund	FundX Tactical Total Return Fund
INVESTMENT INCOME
Dividends	$5,614,422	$747,534	$168,163
Interest	8	110	2
Total investment income	5,614,430	747,644	168,165
EXPENSES (NOTE 3)
Investment advisory fees	980,711	555,527	67,167
Transfer agent fees	104,801	44,929	21,740
Fund accounting fees	55,540	24,372	3,771
Administration fees	93,511	40,209	8,451
Reports to shareholders	27,482	6,792	1,155
Custody fees	8,786	4,202	1,945
Audit fees	22,369	21,898	21,898
Registration fees	21,538	19,772	18,028
Trustee fees	9,756	6,152	4,080
Miscellaneous expenses	5,219	3,739	3,909
Chief Compliance Officer fees	5,099	5,099	5,099
Interest expense (Note 6)	501	217	114
Legal fees	7,846	5,621	4,540
Insurance expense	5,365	2,744	2,339
Total expenses	1,348,524	741,273	164,236
Less: fees waived	-	(46,826)	(80,268)
Less: expenses paid indirectly (Note 3)	(48,462)	(1,436)	-
Net expenses	1,300,062	693,011	83,968
Net Investment income (loss)	4,314,368	54,633	84,197
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	2,124,247	(1,919,265)	14,018
Written Options	-	648,753	29,276
Net realized gains (losses)	2,124,247	(1,270,512)	43,294
Capital gain distributions from regulated investment companies	1,611,342	177,795	56,909
Change in net unrealized appreciation (depreciation) on:
Investments	(1,104,589)	564,247	(160,639)
Written options	-	(2,021)	(181)
Net unrealized appreciation (depreciation)	(1,104,589)	562,226	(160,820)
Net realized and unrealized gain (loss) on investments	2,631,000	(530,491)	(60,617)
Net increase (decrease) in net assets resulting from operations	$6,945,368	$(475,858)	$23,580

The accompanying notes are an integral part of these financial statements

27	Annual Report 2014

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2014	Year Ended September 30, 2013
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$146,317	$867,494
Net realized gain on investments	41,446,241	33,147,114
Capital gain distributions from regulated investment companies	4,708,079	1,597,367
Change in net unrealized appreciation (depreciation) of investments	(14,011,039)	9,447,304
Net increase (decrease) in net assets resulting from operations	32,289,598	45,059,279
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(756,739)	(1,888,945)
Total distributions to shareholders	(756,739)	(1,888,945)
CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares (a)	(15,003,968)	(46,860,298)
Total change in net assets	16,528,891	(3,689,964)

NET ASSETS
Beginning of period/year	252,408,381	256,098,345
End of period/year	$268,937,272	$252,408,381
Undistributed net investment income	$1,038,323	$756,698
(a) Summary of capital share transactions is as follows:

	Year Ended September 30, 2014		Year Ended September 30, 2013
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	832,978	$38,298,802	961,425	$36,722,898
Shares sold-in connection with merger (see Note 7)	162,521	7,466,211	-	-
Shares issued in reinvestment of distributions	16,313	743,193	51,125	1,854,829
Shares redeemed (b)	(1,339,023)	(61,512,174)	(2,246,814)	(85,438,025)
Net change in shares outstanding	(327,211)	$(15,003,968)	(1,234,264)	$(46,860,298)
(b) Net of redemption fees of $1,489 and $4,691, respectively.
The accompanying notes are an integral part of these financial statements

Annual Report 2014	Upgraderfunds.com	28

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2014	Year Ended September 30, 2013
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$(170,904)	$102,335
Net realized gain on investments	9,874,230	10,422,554
Capital gain distributions from regulated investment companies	1,523,103	444,572
Change in net unrealized appreciation (depreciation) of investments	(4,347,201)	969,358
Net increase (decrease) in net assets resulting from operations	6,879,228	11,938,819
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(39,051)	(204,531)
Total distributions to shareholders	(39,051)	(204,531)
CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares (a)	(5,025,506)	(13,910,702)
Total change in net assets	1,814,671	(2,176,414)

NET ASSETS
Beginning of period/year	69,362,842	71,539,256
End of period/year	$71,177,513	$69,362,842
Undistributed net investment income	194,777	$39,042
(a) Summary of capital share transactions is as follows:

	Year Ended September 30, 2014		Year Ended September 30, 2013
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	145,098	$7,666,035	151,726	$6,673,760
Shares sold-in connection with merger (see Note 7)	104,460	5,489,352	-	-
Shares issued in reinvestment of distributions	731	38,743	4,819	202,864
Shares redeemed (b)	(341,738)	(18,219,636)	(478,042)	(20,787,326)
Net change in shares outstanding	(91,449)	$(5,025,506)	(321,497)	$(13,910,702)
(b) Net of redemption fees of $119 and $236, respectively.

29	Annual Report 2014

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2014	Year Ended September 30, 2013
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$674,915	$756,538
Net realized gain on investments	5,393,899	2,733,565
Capital gain distributions from regulated investment companies	578,010	344,491
Change in net unrealized appreciation (depreciation) of investments	(2,251,636)	1,218,841
Net increase (decrease) in net assets resulting from operations	4,395,188	5,053,435
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(620,296)	(1,141,932)
Total distributions to shareholders	(620,296)	(1,141,932)
CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares (a)	9,173,235	(6,855,300)
Total change in net assets	12,948,127	(2,943,797)

NET ASSETS
Beginning of period/year	43,612,892	46,556,689
End of period/year	$56,561,019	$43,612,892
Undistributed net investment income	$443,071	$278,615

(a) Summary of capital share transactions is as follows:

	Year Ended September 30, 2014		Year Ended September 30, 2013
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	457,400	$18,209,513	176,471	$6,188,100
Shares issued in reinvestment of distributions	15,708	612,776	33,292	1,129,940
Shares redeemed (b)	(245,305)	(9,649,054)	(406,846)	(14,173,340)
Net change in shares outstanding	227,803	$9,173,235	(197,083)	$(6,855,300)
(b) Net of redemption fees of $4,119 and $647, respectively.
The accompanying notes are an integral part of these financial statements

Annual Report 2014	Upgraderfunds.com	30

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2014	Year Ended September 30, 2013
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$4,314,368	$4,748,461
Net realized gain (loss) on investments	2,124,247	525,842
Capital gain distributions from regulated investment companies	1,611,342	933,543
Change in net unrealized appreciation (depreciation) of investments	(1,104,589)	(2,766,443)
Net increase (decrease) in net assets resulting from operations	6,945,368	3,441,403
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(5,105,225)	(5,522,550)
From net realized gain	(897,367)	(1,747,598)
Total distributions to shareholders	(6,002,592)	(7,270,148)
CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares (a)	9,475,471	7,296,782
Total change in net assets	10,418,247	3,468,037

NET ASSETS
Beginning of period/year	138,835,341	135,367,304
End of period/year	$149,253,588	$138,835,341
Undistributed net investment income	$2,879,854	$3,350,692
(a) Summary of capital share transactions is as follows:

	Year Ended September 30, 2014		Year Ended September 30, 2013
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	1,453,861	$43,721,424	1,670,845	$50,709,486
Shares issued in reinvestment of distributions	202,093	5,951,643	240,576	7,190,825
Shares redeemed (b)	(1,317,717)	(40,197,596)	(1,651,311)	(50,603,529)
Net change in shares outstanding	338,237	$9,475,471	260,110	$7,296,782
(b) Net of redemption fees of $219 and $3,660, respectively.

31	Annual Report 2014

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2014	Year Ended September 30, 2013
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$54,633	$(95,440)
Net realized gain (loss) on investments	(1,919,265)	766,842
Net realized gain (loss) on written options	648,753	(6,031)
Capital gain distributions from regulated investment companies	177,795	-
Change in net unrealized appreciation (depreciation) of investments & written options	562,226	902,688
Net increase (decrease) in net assets resulting from operations	(475,858)	1,568,059
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	-	-
From net realized gain	-	-
Total distributions to shareholders	-	-
CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares (a)	(7,683,980)	7,846,204
Total change in net assets	(8,159,838)	9,414,263

NET ASSETS
Beginning of period/year	53,857,556	44,443,293
End of period/year	$45,697,718	$53,857,556
Undistributed net investment income	$42,813	$(31,112)
(a) Summary of capital share transactions is as follows:

	Year Ended September 30, 2014		Year Ended September 30, 2013
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	779,410	$16,258,563	1,019,746	$20,495,708
Shares issued in reinvestment of distributions	-	-	-	-
Shares redeemed (b)	(1,157,186)	(23,942,543)	(650,311)	(12,649,504)
Net change in shares outstanding	(377,776)	$ (7,683,980)	369,435	$7,846,204
(b) Net of redemption fees of $0 and $15, respectively.
The accompanying notes are an integral part of these financial statements

Annual Report 2014	Upgraderfunds.com	32

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2014	Year Ended September 30, 2013
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$84,197	$87,312
Net realized gain (loss) on investments	14,018	52,379
Net realized gain (loss) on written options	29,276	(3,908)
Capital gain distributions from regulated investment companies	56,909	23,179
Change in net unrealized appreciation (depreciation) of investments & written options	(160,820)	(4,819)
Net increase (decrease) in net assets resulting from operations	23,580	154,143
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(82,763)	(59,260)
From net realized gain	(57,218)	(180,580)
Total distributions to shareholders	(139,981)	(239,840)
CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares (a)	1,082,156	(865,103)
Total change in net assets	965,755	(950,800)

NET ASSETS
Beginning of period/year	7,195,775	8,146,575
End of period/year	$8,161,530	$7,195,775
Undistributed net investment income	$93,819	$82,762
(a) Summary of capital share transactions is as follows:

	Year Ended September 30, 2014		Year Ended September 30, 2013
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	222,083	$5,754,092	50,690	$1,314,267
Shares issued in reinvestment of distributions	5,453	139,926	9,422	239,596
Shares redeemed (b)	(185,351)	(4,811,862)	(93,654)	(2,418,966)
Net change in shares outstanding	42,185	$1,082,156	(33,542)	$(865,103)
(b) Net of redemption fees of $0 and $0, respectively.
The accompanying notes are an integral part of these financial statements

33	Annual Report 2014

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period / year
	Year Ended September 30,			Period Ended	Years Ended October 31,
	2014	2013	2012	September 30, 2011*	2010	2009
Net asset value, beginning of period / year	$42.23	$35.52	$28.93	$31.34	$27.57	$25.72
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (1)	0.03(6)	0.13(6)	0.18(6)	(0.01)(6)	0.02(6)	0.14
Net realized and unrealized gain (loss) on investments	5.47	6.86	6.45	(2.37)	3.89	1.71
Total from investment operations	5.50	6.99	6.63	(2.38)	3.91	1.85

LESS DISTRIBUTIONS:
From net investment income	(0.13)	(0.28)	(0.04)	(0.03)	(0.14)	(0.00)(2)
From net realized gain	-	-	-	-	-	-
Distribution in excess	-	-	-	-	-	-
Total distributions	(0.13)	(0.28)	(0.04)	(0.03)	(0.14)	(0.00)(2)
Paid-in capital from redemption fees (Note 2)(2)	0.00	0.00	0.00	0.00	0.00	0.00

Net asset value, end of period / year	$47.60	$42.23	$35.52	$28.93	$31.34	$27.57

Total return	13.01%	19.83%	22.95%	(7.61)%^	14.20%	7.20%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period / year (millions)	$268.9	$252.4	$256.1	$250.6	$344.6	$385.4

RATIO OF EXPENSES TO AVERAGE NET ASSETS (3):
Before fees waived and expenses absorbed	1.26%	1.26%	1.25%	1.24%+	1.24%	1.25%
After expenses absorbed (4)	1.25%	1.26%	1.25%	1.24%+	1.24%	1.25%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS (3):
Before fees waived and expenses absorbed	0.02%	0.33%	0.53%	(0.05)%+	0.05%	0.47%
After expenses absorbed (5)	0.03%	0.33%	0.53%	(0.05)%+	0.05%	0.47%
Portfolio turnover rate	164%	201%	128%	153%^	139%	201%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(2)	Amount is less than $0.005.

(3)	Does not include expenses of investment companies in which the Fund invests.

(4)	Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 1.22%, 1.24%, 1.24%, 1.23%, 1.22%, and 1.20% for the periods/years ended September 30, 2014, September 30, 2013, September 30, 2012, September 30, 2011, October 31, 2010, and October 31, 2009, respectively. (Note 3)

(5)	Including credits for expenses paid indirectly, the ratio of net investment income (loss) to average net assets would have been 0.06%, 0.35%, 0.54%, (0.04)%, 0.07%, and 0.52% for the periods/years ended September 30, 2014, September 30, 2013, September 30, 2012, September 30, 2011, October 31, 2010, and October 31, 2009, respectively. (Note 3)

(6)	Calculated using the average shares outstanding method

^	Not Annualized.

+	Annualized.

*	Effective September 30, 2011, the Fund changed its fiscal year end from October 31 to September 30. The information presented is for the period from November 1, 2010 to September 30, 2011.
The accompanying notes are an integral part of these financial statements.

Annual Report 2014	Upgraderfunds.com	34

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period / year
	Year Ended September 30,			Period Ended	Years Ended October 31,
	2014	2013	2012	September 30, 2011*	2010	2009
Net asset value, beginning of period / year	$48.90	$41.12	$33.19	$35.93	$31.43	$29.24
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (1)	(0.12)(6)	0.07(6)	0.00(6)	(0.14)(6)	0.03(6)	0.12
Net realized and unrealized gain (loss) on investments	4.89	7.84	7.93	(2.55)	4.60	2.07
Total from investment operations	4.77	7.91	7.93	(2.69)	4.63	2.19

LESS DISTRIBUTIONS:
From net investment income	(0.03)	(0.13)	-	(0.05)	(0.13)	(0.00)(2)
From net realized gain	-	-	-	-	-	-
Distribution in excess	-	-	-	-	-	-
Total distributions	(0.03)	(0.13)	-	(0.05)	(0.13)	(0.00)(2)
Paid-in capital from redemption fees (Note 2) (2)	0.00	0.00	0.00	0.00	0.00	0.00

Net asset value, end of period / year	$53.64	$48.90	$41.12	$33.19	$35.93	$31.43

Total return	9.73%	19.30%	23.89%	(7.51)%^	14.73%	7.49%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period / year (millions)	$71.2	$69.4	$71.5	$74.9	$100.3	$122.6

RATIO OF EXPENSES TO AVERAGE NET ASSETS (3):
Before fees waived and expenses absorbed	1.36%	1.37%	1.33%	1.31%+	1.31%	1.33%
After expenses absorbed (4)	1.25%	1.36%	1.33%	1.31%+	1.31%	1.33%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS (3):
Before fees waived and expenses absorbed	-0.35%	0.13%	0.00%	(0.41)%+	0.09%	0.36%
After expenses absorbed (5)	-0.24%	0.14%	0.00%	(0.41)%+	0.09%	0.36%
Portfolio turnover rate	168%	207%	139%	153%^	146%	213%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(2)	Amount is less than $0.01.

(3)	Does not include expenses of investment companies in which the Fund invests.

(4)	Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 1.24%, 1.34%, 1.32%, 1.30%, 1.30%, and 1.30% for the periods/years ended September 30, 2014, September 30, 2013, September 30, 2012, September 30, 2011, October 31, 2010, and October 31,2009, respectively. (Note 3)

(5)	Including credits for expenses paid indirectly, the ratio of net investment income (loss) to average net assets would have been (0.23)%, 0.15%, 0.01%, (0.40)%, 0.10%, and 0.39% for the periods/years ended September 30, 2014, September 30, 2013, September 30, 2012, September 30, 2011, October 31, 2010, and October 31, 2009, respectively. (Note 3)

(6)	Calculated using the average shares outstanding method

^	Not Annualized.

+	Annualized.

*	Effective September 30, 2011, the Fund changed its fiscal year end from October 31 to September 30. The information presented is for the period from November 1, 2010 to September 30, 2011.
The accompanying notes are an integral part of these financial statements.

35	Annual Report 2014

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period / year
	Year Ended September 30,			Period Ended	Years Ended October 31,
	2014	2013	2012	September 30, 2011*	2010	2009
Net asset value, beginning of period / year	$37.27	$34.05	$29.80	$31.90	$28.56	$26.24
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (1)	0.53(6)	0.61(6)	0.49(6)	0.47(6)	0.39(6)	0.42
Net realized and unrealized gain (loss) on investments	3.18	3.54	4.20	(2.12)	3.29	2.27
Total from investment operations	3.71	4.15	4.69	(1.65)	3.68	2.69

LESS DISTRIBUTIONS:
From net investment income	(0.52)	(0.93)	(0.45)	(0.45)	(0.34)	(0.37)
From net realized gain	-	-	-	-	-	-
Total distributions	(0.52)	(0.93)	(0.45)	(0.45)	(0.34)	(0.37)
Paid-in capital from redemption fees (Note 2)	0.00(2)	0.00(2)	0.01	0.00(2)	0.00(2)	0.00(2)

Net asset value, end of period / year	$40.46	$37.27	$34.05	$29.80	$31.90	$28.56

Total return	9.98%	12.50%	15.88%	(5.31)%^	12.96%	10.44%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period / year (millions)	$56.6	$43.6	$46.6	$55.0	$65.5	$54.4

RATIO OF EXPENSES TO AVERAGE NET ASSETS (3):
Before fees waived and expenses absorbed	1.38%	1.44%	1.37%	1.32%+	1.37%	1.36%
After expenses absorbed (4)	1.25%	1.42%	1.37%	1.32%+	1.37%	1.36%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS (3):
Before fees waived and expenses absorbed	1.17%	1.69%	1.49%	1.55%+	1.27%	1.68%
After expenses absorbed (5)	1.30%	1.71%	1.49%	1.55%+	1.27%	1.68%
Portfolio turnover rate	127%	144%	122%	165%^	124%	137%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(2)	Amount is less than $0.01.

(3)	Does not include expenses of investment companies in which the Fund invests.

(4)	Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 1.21%, 1.41%, 1.36% 1.30%, 1.35%, and 1.32% for the periods/years ended September 30, 2014, September 30, 2013, September 30, 2012, September 30, 2011, October 31, 2010, and October 31, 2009, respectively. (Note 3)

(5)	Including credits for expenses paid indirectly, the ratio of net investment income to average net assets would have been 1.34%, 1.72%, 1.50%, 1.85%, 1.29%, and 1.72% for the periods/years ended September 30, 2014, September 30, 2013, September 30, 2012, September 30, 2011, October 31, 2010, and October 31, 2009, respectively. (Note 3)

(6)	Calculated using the average shares outstanding method

^	Not Annualized.

+	Annualized.

*	Effective September 30, 2011, the Fund changed its fiscal year end from October 31 to September 30. The information presented is for the period from November 1, 2010 to September 30, 2011.
The accompanying notes are an integral part of these financial statements.

Annual Report 2014	Upgraderfunds.com	36

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period / year
	Year Ended September 30,			Period Ended	Years Ended October 31,
	2014	2013	2012	September 30, 2011*	2010	2009
Net asset value, beginning of period / year	$30.32	$31.35	$30.23	32.19	$30.07	$28.68
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (1)	0.93(6)	1.03(6)	0.89(6)	1.07(6)	0.93(6)	1.07
Net realized and unrealized gain (loss) on investments	0.61	(0.24)	1.49	(1.39)	1.92	1.65
Total from investment operations	1.54	0.79	2.38	(0.32)	2.85	2.72

LESS DISTRIBUTIONS:
From net investment income	(1.28)	(1.38)	(1.01)	(1.20)	(0.73)	(1.33)
From net realized gain	(0.23)	(0.44)	(0.25)	(0.44)	-	-
Total distributions	(1.51)	(1.82)	(1.26)	(1.64)	(0.73)	(1.33)
Paid-in capital from redemption fees (Note 2) (2)	0.00	0.00	0.00	0.00	0.00	0.00

Net asset value, end of period / year	$30.35	$30.32	$31.35	$30.23	$32.19	$30.07

Total return	5.22%	2.58%	8.10%	(1.03)%^	9.67%	9.86%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period / year (millions)	$149.3	$138.8	$135.4	$173.2	$174.4	$166.2

RATIO OF EXPENSES TO AVERAGE NET ASSETS (3):
Before fees waived and expenses absorbed	0.96%	0.97%	0.95%	0.93%+	0.96%	0.97%
After expenses absorbed (4)	0.96%	0.97%	0.95%	0.93%+	0.96%	0.99%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS (3):
Before fees waived and expenses absorbed	3.04%	3.37%	2.90%	3.74%+	3.01%	3.03%
After expenses absorbed (5)	3.04%	3.37%	2.90%	3.74%+	3.01%	3.01%
Portfolio turnover rate	54%	101%	79%	141%^	106%	124%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(2)	Amount is less than $0.005.

(3)	Does not include expenses of investment companies in which the Fund invests.

(4)	Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 0.93%, 0.95%, 0.94%, 0.92%, 0.94% and 0.97% for the periods/years ended September 30, 2014, September 30, 2013, September 30, 2012, September 30, 2011, October 31, 2010, and October 31, 2009, respectively. (Note 3)

(5)	Including credits for expenses paid indirectly, the ratio of net investment income to average net assets would have been 3.07%, 3.39%, 2.91%, 3.75%, 3.03% and 3.03% for the periods/years ended September 30, 2014, September 30, 2013, September 30, 2012, September 30, 2011, October 31, 2010, and October 31, 2009, respectively. (Note 3)

(6)	Calculated using the average shares outstanding method

^	Not Annualized.

+	Annualized.

*	Effective September 30, 2011, the Fund changed its fiscal year end from October 31 to September 30. The information presented is for the period from November 1, 2010 to September 30, 2011.
The accompanying notes are an integral part of these financial statements.

37	Annual Report 2014

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period / year
	Year Ended September 30,			Period Ended	Years Ended October 31,
	2014	2013	2012	September 30, 2011*	2010	2009
Net asset value, beginning of period / year	$20.49	$19.67	$18.20	$17.59	$16.85	$17.52
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.02(4)	(0.04)(4)	(0.09)(4)	(0.17)(4)	0.13(4)	0.13
Net realized and unrealized gain (loss) on investments	(0.20)	0.86	1.56	0.78	0.80	(0.71)
Total from investment operations	(0.18)	0.82	1.47	0.61	0.93	(0.58)
Paid-in capital from redemption fees (Note 2)	-	0.00(1)	0.00(1)	0.00(1)	0.00(1)	0.00(1)

LESS DISTRIBUTIONS:
From net investment income	-	-	-	-	(0.19)	(0.09)
From net realized gain	-	-	-	-	-	-
Total distributions	-	-	-	-	(0.19)	(0.09)
Net asset value, end of period / year	$20.31	$20.49	$19.67	$18.20	$17.59	$16.85
Total return	-0.93%	4.22%	8.08%	3.47% ^	5.59%	(3.29)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period / year (millions)	$45.7	$53.9	$44.4	$28.6	$32.2	$77.9

RATIO OF EXPENSES TO AVERAGE NET ASSETS (5):
Before fees waived and expenses absorbed	1.33%	1.39%	1.37%	1.46%+	1.44%	1.27%
After fees waived and expenses absorbed (2)	1.25%	1.38%	1.37%	1.47%+	1.44%	1.27%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS (5):
Before fees waived and expenses absorbed	0.01%	(0.23)%	(0.47)%	(1.02)%+	0.75%	0.70%
After fees waived and expenses absorbed (3)	0.10%	(0.22)%	(0.47)%	(1.03)%+	0.75%	0.70%
Portfolio turnover rate	202%	408%	438%	589%^	331%	1,118%

(1)	Amount is less than $0.005.

(2)	Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 1.25%, 1.38%, 1.36%, 1.45%, 1.42% and 1.25% for the periods/years ended September 30, 2014, September 30, 2013, September 30, 2012, September 30, 2011, October 31, 2010 and October 31, 2009, respectively. (Note 3)

(3)	Including credits for expenses paid indirectly, the ratio of net investment income to average net assets would have been 0.10%, (0.22)%, (0.46)%, (1.01)%, 0.77% and 0.72% for the periods/years ended September 30, 2014, September 30, 2013, September 30, 2012, September 30, 2011, October 31, 2010 and October 31, 2009, respectively. (Note 3)

(4)	Calculated using the average shares outstanding method.

(5)	Does not include expenses of investment companies in which the Fund invests.

^	Not Annualized.

+	Annualized.

*	Effective September 30, 2011, the Fund changed its fiscal year end from October 31 to September 30. The information presented is for the period from November 1, 2010 to September 30, 2011.
The accompanying notes are an integral part of these financial statements.

Annual Report 2014	Upgraderfunds.com	38

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period / year
	Year Ended September 30,			Period Ended	Years Ended October 31,
	2014	2013	2012	September 30, 2011**	2010	2009*
Net asset value, beginning of period / year	$26.06	$26.31	$25.95	$26.99	$25.72	$25.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.32 (4)	0.31(4)	0.13(4)	0.11(4)	0.31(4)	0.06
Net realized and unrealized gain (loss) on investments	(0.10)	0.32	1.71	0.13	1.20	0.66
Total from investment operations	0.22	0.63	1.84	0.24	1.51	0.72
Paid-in capital from redemption fees (Note 2)	-	-	0.00(1)	-	0.00(1)	0.00(1)

LESS DISTRIBUTIONS:
From net investment income	(0.38)	(0.22)	(0.02)	(0.28)	(0.24)	--
From net realized gain	(0.26)	(0.66)	(1.46)	(1.00)	--	--
Total distributions	(0.64)	(0.88)	(1.48)	(1.28)	(0.24)	--
Net asset value, end of period / year	$25.64	$26.06	$26.31	$25.95	$26.99	$25.72
Total return	0.85%	2.49%	7.33%	0.84%^	5.93%	2.88%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period / year (millions)	$8.2	$7.2	$8.1	$5.7	$5.2	$7.1

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	2.45%	2.47%	2.21%	2.97%+	2.50%	3.94%+
After fees waived and expenses absorbed (2)	1.25%	1.48%	1.50%	1.50%+	1.50%	1.50%+

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	0.06%	0.22%	(0.20)%	(1.03)%+	0.15%	(1.49)%+
After fees waived and expenses absorbed (3)	1.25%	1.21%	0.51%	0.44%+	1.15%	0.95%+
Portfolio turnover rate	155%	261%	213%	297%^	239%	109%^

(1)	Amount is less than $0.005.

(2)	Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 1.25%, 1.48% and 1.48% for the period/year ended September 30, 2014, September 30, 2011 and October 31, 2010, respectively. (Note 3).

(3)	Including credits for expenses paid indirectly, the ratio of net investment income to average net assets would have been 1.25%, 1.21% and 1.17% for the period/year ended September 30, 2014, September 30, 2011 and October 31, 2010, respectively. (Note 3).

(4)	Calculated using the average shares outstanding method.

^	Not Annualized.

+	Annualized.

*	Fund commenced operations May 29, 2009.

**	Effective September 30, 2011, the Fund changed its fiscal year end from October 31 to September 30. The information presented is for the period from November 1, 2010 to September 30, 2011.
The accompanying notes are an integral part of these financial statements.

39	Annual Report 2014

NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2014

NOTE 1 – ORGANIZATION
FundX Investment Trust (the “Trust”) was organized as a Delaware business trust on March 12, 2014, and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Funds comprising the Trust consist of FundX Upgrader Fund (“Upgrader Fund”), FundX Aggressive Upgrader Fund (“Aggressive Fund”), FundX Conservative Upgrader Fund (“Conservative Fund”), FundX Flexible Income Fund (“Flexible Income Fund”), FundX Tactical Upgrader Fund (“Tactical Fund”), and FundX Tactical Total Return Fund (“Tactical Total Return Fund”), collectively, the “Successor Funds” or the “Funds”. The Funds were organized to serve as Successor Funds to certain predecessor mutual funds that were previously part of another investment company, Professionally Managed Portfolios, which were also advised by the FundX Investment Group, LLC (the “Advisor”) and were merged with and into the Successor Funds as part of a reorganization transaction that became effective on August 4, 2014. See Note 8 for a discussion of the results of the special meeting of shareholders in which the reorganization was approved.
Upgrader Fund commenced operations on November 1, 2001. Aggressive Fund, Conservative and Flexible Income Fund commenced operations on July 1, 2002. Tactical Fund commenced operations on February 29, 2008. Tactical Total Return Fund commenced operations on May 29, 2009.
The investment objective of the Upgrader Fund and the Aggressive Fund is to maximize capital appreciation over the long term without regard to income. The investment objective of the Conservative Fund is to obtain capital appreciation over the long term while at times providing a low level of current income to reduce portfolio volatility. The investment objective of the Flexible Income Fund is to generate total return, which is capital appreciation plus current income. The investment objective of the Tactical Fund is to seek long-term capital appreciation; capital preservation is a secondary consideration. The investment objective of the Tactical Total Return Fund is to seek long-term capital appreciation and current income with an emphasis on risk management.
NOTE 2–SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
A. Security Valuation. Investments in open-end mutual funds are valued at their respective net asset values on the valuation date. Security valuations for the Funds’ investments in investment companies are furnished by an independent pricing service that has been approved by the Funds’ board of directors. All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.
Short-term securities that have maturities of less than 60, at time of purchase, days are valued at amortized cost, which when combined with accrued interest, approximates market value.
Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.
Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith or under the direction of the Board of Trustees. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September 30, 2014 the Funds did not hold fair valued securities.

Annual Report 2014	Upgraderfunds.com	40

NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2014, continued
As described above, the Funds may utilize various methods to measure the fair value of some of their investments. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 –	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2014:

FUNDX UPGRADER FUND	Level 1	Level 2	Level 3	Total
Investment Companies	$268,340,691	$-	$-	$268,340,691
Short-Term Investments	701,368	-	-	701,368
Total Investments in Securities	$269,042,059	$-	$-	$269,042,059

FUNDX AGGRESSIVE UPGRADER FUND	Level 1	Level 2	Level 3	Total
Investment Companies	$71,067,481	$-	$-	$71,067,481
Total Investments in Securities	$71,067,481	$-	$-	$71,067,481

FUNDX CONSERVATIVE UPGRADER FUND	Level 1	Level 2	Level 3	Total
Investment Companies	$56,465,379	$-	$-	$56,465,379
Short-Term Investments	76,796	-	-	76,796
Total Investments in Securities	$56,542,175	$-	$-	$56,542,175

FUNDX FLEXIBLE INCOME FUND	Level 1	Level 2	Level 3	Total
Investment Companies	$149,480,057	$-	$-	$149,480,057
Short-Term Investments	21,128	-	-	21,128
Total Investments in Securities	$149,501,185	$-	$-	$149,501,185

FUNDX TACTICAL UPGRADER FUND	Level 1	Level 2	Level 3	Total
Investment Companies	$44,680,141	$-	$-	$44,680,141
Purchased Options	-	388,000	-	388,000
Total Investments in Securities	$44,680,141	$388,000	$-	$45,068,141

FUNDX TACTICAL TOTAL RETURN FUND	Level 1	Level 2	Level 3	Total
Investment Companies	$8,111,820	$-	$-	$8,111,820
Purchased Options	-	9,312	-	9,312
Total Investments in Securities	$8,111,820	$9,312	$-	$8,121,132

41	Annual Report 2014

NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2014, continued
None of the funds had transfers into or out of Levels 1 and 2 during the year ended September 30, 2014. The Funds recognize transfers at the end of each reporting period.

B.	Federal Income Taxes. The Funds have elected to be taxed as “regulated investment companies” and intend to distribute substantially all taxable income to their shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends, in each calendar year, at least 98% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. The Tactical Upgrader Fund has posted October losses of $997,133. At September 30, 2014, the following capital loss carry forwards were available:

	Expires 2016	Expires 2017	Infinite Short-Term	Infinite Long-Term	Total
UPGRADER FUND	$-	$46,172,253	$-	$-	$46,172,253
AGGRESSIVE FUND	-	22,995,914	-	-	22,995,914
TACTICAL FUND	7,323,618	27,154,437	502,862	-	34,980,917
As of September 30, 2014, there was no Capital Loss Carryover for the FundX Conservative Upgrader Fund, the Flexible Income Fund and the Tactical Total Return Fund.
For fiscal year ended September 30, 2014, the following funds have utilized Capital Loss Carryover in the following amounts:

UPGRADER FUND	$45,262,273
AGGRESSIVE UPGRADER FUND	11,031,643
CONSERVATIVE UPGRADER FUND	256,618

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2011-2013, or expected to be taken in the Funds’ 2014 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and California State; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
C.	Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on an identified cost basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.
D.	Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Funds normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.
E.	Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.
F.	Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share.
G.	Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.
H.	Options Contracts. When the Funds write an option, an amount equal to the premium received by each Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commission, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds. The Funds, as writer of an option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

When the Funds purchase an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Funds enter into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

Annual Report 2014	Upgraderfunds.com	42

NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2014, continued
The activity in written options during the year ended September 30, 2014, is as follows:

FUNDX TACTICAL UPGRADER FUND	Contracts	Premiums Received
Options outstanding, beginning of period	245	$9,861
Options written	25,547	3,476,396
Options exercised	(1,005)	(145,193)
Options expired	-	-
Options closed	(24,787)	(3,341,064)
Options outstanding, end of period	-	-

FUNDX TACTICAL TOTAL RETURN FUND
Options outstanding, beginning of period	22	$885
Options written	1,355	190,907
Options exercised	(79)	(11,378)
Options expired	-	-
Options closed	(1,298)	(180,414)
Options outstanding, end of period	-	-
The Funds have adopted financial reporting rules and regulations that require enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.
The Tactical Fund and Tactical Total Return Fund may invest, at the time of purchase, up to 5% of the Funds’ net assets in options, which are a type of derivative and employ specialized trading techniques such as options trading to increase the Funds’ exposure to certain selected securities. The Tactical Fund and Tactical Total Return Fund may employ these techniques as hedging tools as well as speculatively to enhance returns. Other than when used for hedging, these techniques may be riskier than many investment strategies and may result in greater volatility for the Fund, particularly in periods of market declines. As a hedging tool, options may help cushion the impact of market declines, but may reduce the Funds’ participation in a market advance. At September 30, 2014, the Tactical Fund and Tactical Total Return Fund had 0.9% and 0.1% of net assets, respectively, invested in purchased options.
Statement of Assets and Liabilities – Market values of Derivative Instruments as of September 30, 2014:

	Statement of Assets and Liabilities Location	Market Value

FUNDX TACTICAL UPGRADER FUND
Equity Contracts	Investments in securities, at value	$388,000

FUNDX TACTICAL TOTAL RETURN FUND
Equity Contracts	Investments in securities, at value	$9,312

Statement of Operations – The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2014 were as follows:

Amount of realized gain (loss) on derivative instruments recognized in income:

	Purchased Options	Written Options

FUNDX TACTICAL UPGRADER FUND	$(7,454,778)	$648,753
FUNDX TACTICAL TOTAL RETURN FUND	$(484,568)	$29,276

43	Annual Report 2014

NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2014, continued
Change in unrealized appreciation (depreciation) on derivative instruments recognized in income:
	Purchased Options	Written Options
FUNDX TACTICAL UPGRADER FUND	($45,010)	($2,021)
FUNDX TACTICAL TOTAL RETURN FUND	(6,259)	(181)
I. Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent difference be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended September 30, 2014, the following adjustments were made:

	Undistributed Net Investment Income	Accumulated Gains/Losses	Paid-In Capital
UPGRADER FUND	$892,047	($892,047)	-
AGGRESSIVE FUND	365,690	(365,690)	-
CONSERVATIVE FUND	109,837	(109,837)	-
FLEXIBLE INCOME FUND	320,019	(320,019)	-
TACTICAL FUND	19,292	(19,292)	-
TACTICAL TOTAL RETURN FUND	9,623	(9,623)	-
The permanent differences primarily relate to ETF and mutual fund dividend reclassifications and net operating losses.
J. Subsequent Events. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.
NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS
FundX Investment Group, LLC (the “Advisor”) provides the Funds with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services and most of the personnel needed by the Funds. As compensation for its services, the Advisor receives a monthly fee at the annual rate of 1.00% on the first $500 million of average daily net assets, 0.90% on net assets of $500 million to $750 million, 0.80% on net assets of $750 million to $1 billion and 0.70% on net assets exceeding $1 billion for the Upgrader Fund, the Aggressive Fund and the Conservative Fund. For the Flexible Income Fund, the Advisor receives a monthly fee at an annual rate of 0.70% based upon the average daily net assets of the Fund. For the Tactical Fund and the Tactical Total Return Fund, the Advisor receives a monthly fee at the annul rate of 1.00% based upon the average daily net assets of each fund. For the year ended September 30, 2014, the Upgrader Fund, Aggressive Fund, Conservative Fund, Flexible Income Fund, Tactical Fund and Tactical Total Return Fund incurred $2,676,256, $738,177, $504,193, $980,711, $555,527, $67,167 in investment advisory fees, respectively.
The Advisor has contractually agreed to limit the Funds’ total operating expenses by reducing all or a portion of their fees and reimbursing the Funds’ expenses so that their ratio of expenses to average net assets will not exceed the following:

UPGRADER FUND	1.25%	FLEXIBLE INCOME FUND	0.99%
AGGRESSIVE FUND	1.25%	TACTICAL FUND	1.25%
CONSERVATIVE FUND	1.25%	TACTICAL TOTAL RETURN FUND	1.25%
The contract is in effect through January 31, 2016 and may be terminated at any time by the Board of Trustees upon sixty days written notice to the Advisor. The Advisor is permitted to seek reimbursement from the Funds, subject to limitations, for fees waived and/or Fund expenses it pays over the following three years after such payment. The Funds must pay their current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated. For the year ended September 30, 2014 the Advisor waived $21,723, $81,963, $67,703, $46,826 and $80,268 in fees for the Upgrader Fund, Aggressive Fund, Conservative Fund, Tactical Fund and Tactical Total Return Fund, respectively.
At September 30, 2014, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Upgrader Fund, Aggressive Fund, Conservative Fund, Tactical Fund and Tactical Total Return Fund that may be recouped was $26,614, $87,658, $73,824, $50,600 and $205,295 respectively. The Advisor may recapture portions of the above amounts no later than the dates as stated below:

Annual Report 2014	Upgraderfunds.com	44

NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2014, continued

	September
	2015	2016	2017	Total
UPGRADER FUND	$-	$4,891	$21,723	$26,614
AGGRESSIVE FUND	-	5,695	81,963	87,658
CONSERVATIVE FUND	-	6,121	67,703	73,824
TACTICAL FUND	-	3,774	46,826	50,600
TACTICAL TOTAL RETURN FUND	53,193	71,834	80,268	205,295
U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”) and, in that capacity, performs various administrative and accounting services for the Funds. USBFS also serves as the Funds’ fund accountant, transfer agent, dividend disbursing agent and registrar. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds. Fees paid by the Funds for Administration services for the year ended September 30, 2014 are disclosed in the Statements of Operations.
Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter for shares of the Funds, and acts as each Fund’s Distributor in a continuous public offering of each Fund’s shares. U.S. Bank, N.A. (“U.S. Bank”) serves as the Funds’ custodian (the “Custodian”). Both the Distributor and Custodian are both affiliates of the Administrator.
U.S. Bank receives fees from the underlying funds (“Underlying Funds”) in which the Funds invest for servicing these same shareholder accounts of the underlying Funds by third parties. USBFS and the Funds have agreed that USBFS will reduce its fees for fund administration, fund accounting, fund transfer agency and fund custodial services in an amount equal to 70% of the fees received by U.S. Bank. For the year ended September 30, 2014, this expense reduction, in aggregate, equaled $69,313, $5,899, $17,730, $48,462, $1,436 and $0 for the Upgrader Fund, Aggressive Fund, Conservative Fund, Flexible Income Fund, Tactical Fund and Total Return Fund, respectively. These expense reductions are reflected on the Statement of Operations as “expenses paid indirectly.”
NOTE 4 – PURCHASES AND SALES OF SECURITIES
The cost of purchases and proceeds from the sales of securities, excluding short-term investments, for the year ended September 30, 2014 are as follows:

	Purchases	Sales
UPGRADER FUND	$438,396,079	$457,446,297
AGGRESSIVE FUND	123,245,618	131,599,693
CONSERVATIVE FUND	73,623,944	63,980,968
FLEXIBLE INCOME FUND	85,953,758	75,894,234
TACTICAL FUND	107,776,750	119,846,308
TACTICAL TOTAL RETURN FUND	11,231,261	10,147,052
NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended September 30, 2014 and September 30, 2013 were as follows:

	September 30, 2014		September 30, 2013
	Ordinary Income	Long-Term Capital Gain*	Ordinary Income	Long-Term Capital Gain*
UPGRADER FUND	$756,739	$-	$1,888,945	$-
AGGRESSIVE FUND	39,051	-	204,531	-
CONSERVATIVE FUND	620,296	-	1,141,932	-
FLEXIBLE INCOME FUND	5,105,225	897,367	5,563,960	1,706,188
TACTICAL FUND	-	-	-	-
TACTICAL TOTAL RETURN FUND	116,860	23,121	203,880	35,960

* Designated as long-term capital gain divided, pursuant to Internal Revenue Code Section 852(b)(3).

45	Annual Report 2014

NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2014, continued
As of September 30, 2014, components of distributable earnings on a tax basis were as follows:

	FUNDX UPGRADER FUND	FUNDX AGGRESSIVE	FUNDX CONSERVATIVE
		UPGRADER FUND	UPGRADER FUND
Cost of investments	$252,041,675	$67,203,252	$55,162,565
Gross tax unrealized appreciation	19,037,520	5,152,124	1,868,507
Gross tax unrealized depreciation	(2,037,136)	(1,287,895)	(488,897)
Net tax unrealized appreciation	$17,000,384	$3,864,229	$1,379,610
Undistributed ordinary income	$1,038,323	$194,777	$2,173,079
Undistributed long-term capital gain	-	-	3,875,624
Total distributable earnings	1,038,323	194,777	6,048,703
Other accumulated gains/(losses)	(46,172,253)	(22,995,914)	-
Total accumulated earnings	$(28,133,546)	$(18,936,908)	$7,428,313

	FUNDX FLEXIBLE	FUNDX TACTICAL	FUNDX TACTICAL
	INCOME FUND	UPGRADER FUND	TOTAL RETURN FUND
Cost of investments	$147,315,571	$42,876,347	$8,085,563
Gross tax unrealized appreciation	3,265,615	2,557,963	138,239
Gross tax unrealized depreciation	(1,080,001)	(366,169)	(102,670)
Net tax unrealized appreciation	$2,185,614	$2,191,794	$35,569
Unrealized on written options	$-	$-	$-
Undistributed ordinary income	2,879,854	42,813	93,819
Undistributed long-term capital gain	3,382,457	-	90,497
Total distributable earnings	$6,262,311	$42,813	$184,316
Other accumulated gains/(losses)	-	(35,978,050)	-
Total accumulated earnings	$8,447,925	$(33,743,443)	$219,885
Differences between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sale deferrals.
NOTE 6 – CREDIT FACILITY
U.S. Bank N.A. had made available a credit facility pursuant to six separate Loan and Security Agreements for each of the Funds to be used temporarily for extraordinary or emergency purposes, including the financing of redemptions, which terminated on August 1, 2014. For the period October 1, 2013 through August 1, 2014, the average interest rate on the credit facility was 3.25% (prime rate) for each of the Funds. Advances were not collateralized by a first lien against the Funds’ assets. During the period ended October 1, 2013 through August 1, 2014, the Funds had the following:

	Outstanding Daily	Maximum Amounts Available	Maximum Amounts Out- standing for the Period	Interest Expense for the Period
	Average Balance for
	the Period
UPGRADER FUND	$45,049	$25,000,000	$1,816,000	$1,071
AGGRESSIVE FUND	12,909	7,000,000	930,000	382
CONSERVATIVE FUND	9,319	4,000,000	690,000	322
FLEXIBLE INCOME FUND	18,638	13,000,000	2,884,000	501
TACTICAL FUND	7,834	4,000,000	1,285,000	217
TACTICAL TOTAL RETURN FUND	4,104	775,000	699,000	114

At September 30, 2014, none of the Funds had outstanding loan balances and the Funds did not have a credit facility in place.

Annual Report 2014	Upgraderfunds.com	46

NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2014, continued
Note 7 – Fund Reorganizations
As of the close of business on May 2, 2014, pursuant to Agreements and Plans of Reorganization previously approved by the Funds’ shareholders via proxy voting (see Note 8) as well as the Board of Trustees of Professionally Managed Portfolios Trust, all of the assets, subject to the liabilities, of the FundX ETF Upgrader Fund (the “ETF Upgrader Fund”) and FundX ETF Aggressive Upgrader Fund (the “ETF Aggressive Upgrader Fund”), respectively, were transferred to the FundX Upgrader Fund (the “Upgrader Fund”) and FundX Aggressive Upgrader Fund (the “Aggressive Upgrader Fund”). The Board determined that the reorganizations were in the best interest of the ETF Upgrader and ETF Aggressive Upgrader Fund and did not dilute the interests of existing shareholders. Shareholders of the ETF Upgrader and ETF Aggressive Upgrader Fund received 0.60 and 0.55 shares, respectively, of the Upgrader Fund and Aggressive Upgrader Fund, which is equivalent in aggregate net asset value to the value of their shares of the ETF Upgrader Fund and the ETF Aggressive Upgrader Fund. The reorganizations qualified as a tax-free reorganization to the FundX Upgrader Funds’ shareholders. For financial reporting purposes, the acquiring fund is deemed to be the accounting survivor and as a result, the financial statements and financial highlights do not reflect the operations of the acquired funds. The assets received and shares issued by the Upgrader Fund and Aggressive Upgrader Fund were recorded at fair value; however, the cost basis of the investments received from the ETF Upgrader Fund and ETF Aggressive Upgrader Fund were carried forward to align ongoing reporting of the Upgrader Fund and Aggressive Upgrader Funds’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Information with respect to the net assets and other relevant operating data for the acquired funds on the merger date is included below:

Acquired Fund	FundX ETF Upgrader Fund	FundX ETF Aggressive Upgrader Fund
Net Assets	$7,466,211	$5,489,352
Shares Outstanding	269,382	189,664
Net Asset Value	$27.72	$28.94
Investments at fair value	$7,436,511	$5,456,424
Unrealized appreciation/(depreciation)	$8,306	$(60,809)
Undistributed net investment income	-	-
Accumulated net realized gain (loss)	-	-
Tax capital loss carryforward	-	-
Acquiring Fund	FundX Upgrader Fund	FundX Aggressive Upgrader Fund
Net Assets immediately prior to merger	$261,422,503	$71,337,245
Net Assets immediately after merger	$268,908,714	$76,826,606
Fund Shares Issued in exchange for acquired fund	162,541	104,459
Exchange rate for shares issued	0.60	0.55
Assuming the acquisitions had been completed on October 1, 2013, the beginning of the annual reporting period of the Funds, the Fund’s pro forma results of operations for the year ended September 30, 2014, are as follows:
Net investment income (loss)	$142,744	$(184,491)
Net realized and unrealized gain on Investments	$32,858,542	$7,442,091
Total increase from operations	$33,001,286	$7,257,600

47	Annual Report 2014

NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2014, continued
NOTE 8 - RESULTS OF SPECIAL MEETINGS OF SHAREHOLDERS (UNAUDITED)
The Funds held special meetings of shareholders on April 25, 2014 and August 1, 2014, relating to the approvals of the Agreement and Plan of Reorganization of behalf of the FundX ETF Upgrader Fund and the FundX ETF Aggressive Upgrader Fund as well as the Agreement and Plan of Reorganization of the Funds into the new Trust. The shareholders approved all three Agreements with respect to each Fund.
At the April 25, 2014 shareholder meeting, a total of 180,333 shares of the FundX ETF Upgrader Fund were represented, either in person or by valid proxy, constituting 64.9% of the shares eligible to vote. A total of 106,990 shares of the FundX ETF Aggressive Upgrader Fund were represented, either in person or by valid proxy, constituting 50.24% of the eligible shares to vote. The voting results were as follows:
Proposal 1 - to approve the Agreement and Plan of Reorganization on behalf of the FundX ETF Upgrader Fund:

Fund	For	Against	Abstain
FundX Upgrader Fund	180,333	-	-
Proposal 2 - to approve the Agreement and Plan of Reorganization on behalf of the FundX ETF Appgressive Upgrade Fund:

FundX Aggressive Upgrader Fund	104,128	2,146	717
At the August 1, 2014 shareholder meeting, a total of 9,159,959 shares were represented, either in person or by valid proxy, constituting 55.8% of the shares eligible to vote. The voting results were as follows:
Proposal 1 - to approve the Agreement and Plan of Reorganization on behalf of the FundX Funds:

FundX Upgrader Fund	2,810,426	28,268	18,712
FundX Aggressive Upgrader Fund	693,594	19,042	39,246
FundX Conservative Upgrader Fund	552,793	14,496	94,780
FundX Flexible Income Fund	2,738,214	18,527	64,062
FundX Tactical Total Return Fund	127,784	128	2,778
FundX Tactical Upgrader Fund	1,764,235	98	5,777

Annual Report 2014	Upgraderfunds.com	48

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Board of Trustees and Shareholders of
FundX Investment Trust
We have audited the accompanying statements of assets and liabilities of the FundX Upgrader Fund, the FundX Aggressive Upgrader Fund, the FundX Conservative Upgrader Fund, the FundX Flexible Income Fund, the FundX Tactical Upgrader Fund and the FundX Tactical Total Return Fund (collectively the “Funds”), each a series of shares of FundX Investment Trust (the “Trust”), formerly each a series of shares of Professionally Managed Portfolios, including the schedules of investments as of September 30, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned Funds as of September 30, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania November 26, 2014

49	Annual Report 2014

EXPENSE EXAMPLE FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2014 (UNAUDITED)
As a shareholder of the FundX Upgrader Funds (the “Funds”), you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.
ACTUAL EXPENSES
The first line of the tables below provides information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently, the Funds’ transfer agent charges a $15.00 fee. Investment Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds may vary. These expenses are not included in the examples below. The examples below include, but are not limited to, investment advisory, fund accounting, custody and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by a Fund and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the tables below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/14	Ending Account Value 9/30/14	Expenses Paid During the Period*
FUNDX UPGRADER FUND
Actual	$1,000.00	$1,023.20	$6.25
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.89	$6.23
FUNDX AGGRESSIVE UPGRADER FUND
Actual	$1,000.00	$994.80	$6.17
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.88	$6.25
FUNDX CONSERVATIVE UPGRADER FUND
Actual	$1,000.00	$1,018.40	$6.15
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.97	$6.15
FundX Flexible Income Fund
Actual	$1,000.00	$1,010.30	$4.71
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.39	$4.73
FUNDX TACTICAL UPGRADER FUND
Actual	$1,000.00	$963.00	$6.13
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.15	$6.98
FUNDX TACTICAL TOTAL RETURN FUND
Actual	$1,000.00	$988.10	$6.23
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.80	$6.33
* The calculations are based on expenses incurred during the most recent six-month period. The annualized six-month expense ratios for FundX Upgrader Fund, FundX Aggressive Upgrader Fund, FundX Conservative Upgrader Fund, FundX Flexible Income Fund, FundX Tactical Upgrader Fund and FundX Tactical Total Return Fund were 1.23%, 1.23%, 1.22%, 0.93%, 1.25% and 1.25% respectively. The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by the number of days in the most recent six-month period and divided by the number of days in the fiscal year.

Annual Report 2014	Upgraderfunds.com	50

TRUSTEES AND EXECUTIVE OFFICERS
The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund. The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series. The current trustees and officers of the Trust, their dates of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

Name, Address & Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held During the Past 5 Years
Independent Trustees of the Trust(1)
Jan Gullett (born 1954) c/o FundX Investment Trust 253 Montgomery Street, Suite #1049 San Francisco, CA 94104	Trustee	Indefinite term; Since April 2014	President & Founder, AVANTX, Inc. (a private firm providing dynamic trading system algorithm signals and services that supplement a long term investment portfolio), August 2006 to present.	6	None
Gregg B. Keeling (born 1955) c/o FundX Investment Trust 253 Montgomery Street, Suite #1049 San Francisco, CA 94104	Trustee	Indefinite term; Since April 2014	Retired; Acting President of Meridian Fund, Inc. (SEC registered investment company), 2012-2013; CFO of Meridian Fund, Inc. 1999-2013; CCO of Meridian Fund, Inc. and Aster Investment Management Company, Inc. (SEC registered investment adviser) 2004-2013; Vice President of Operations, Aster Investment Management Company, Inc., 1999-2013.	6	None
Kimun Lee (born 1946) c/o FundX Investment Trust 253 Montgomery Street, Suite #1049 San Francisco, CA 94104	Trustee	Indefinite term; Since April 2014	Investment Adviser and Principal, Resources Consolidated (1980-Present). Principal and Director of iShares Delaware Trust Sponsor, LLC, a commodity pool operator that operates iShares Gold Trust, iShares Silver Trust, iShares Commodity Optimized Trust and iShares S&P GSCI Commodity-Indexed Trust. (2009-Present).	6	Director, Board of Firsthand Technology Value Fund, (One Portfolio) (2010-Present). Trustee, Firsthand Funds (two portfolios) (2013-Present). (2)
Interested Trustees and Officers of the Trust
Janet Brown (born 1950) FundX Investment Group 253 Montgomery Street, Suite #1049 San Francisco, CA 94104	Chairperson and Interested Trustee	Indefinite Term; Since March 2014	President, FundX Investment Group, since 1978.	6	N/A
Jason Browne (born 1970) FundX Investment Group 253 Montgomery Street, Suite #1049 San Francisco, CA 94104	President	Indefinite Term; Since April 2014	Chief Investment Officer, FundX Investment Group, since June 2000	N/A	N/A

51	Annual Report 2014

TRUSTEES AND EXECUTIVE OFFICERS, continued

Interested Trustees and Officers of the Trust
Name, Address & Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held During the Past 5 Years
Bernardo Kuan (born 1959) FundX Investment Group 253 Montgomery Street, Suite #1049 San Francisco, CA 94104	Chief Compliance Officer and Vice President	Indefinite term; Since April 2014	CCO, FundX Investment Group, since 2011. Assistant to CCO, FundX Investment Group (2009-2010). IT, Operations Executive, Data Analyst, FundX Investment Group (1998-Present).	N/A	N/A
Sean McKeon (born 1957) FundX Investment Group 253 Montgomery Street, Suite #1049 San Francisco, CA 94104	Treasurer	Indefinite Term; Since April 2014	Portfolio Manager FundX Investment Group, since 1990.	N/A	N/A
Jeff Smith (born 1975) FundX Investment Group 253 Montgomery Street, Suite #1049 San Francisco, CA 94104	Secretary	Indefinite term; Since April 2014	Director of Publications, FundX Investment Group, since 2001.	N/A	N/A

Annual Report 2014	Upgraderfunds.com	52

Board Approval of Investment Advisory Agreement (Unaudited)

At an organizational board meeting held on April 30, 2014 (the “Meeting”), the Board of Trustees (the “Board”), which is comprised of four persons, three of whom are not considered to be “interested persons” (as defined in the Investment Company Act of 1940 (the “Independent Trustees”)) of FundX Investment Trust (the “Trust”), considered and by a unanimous vote (including a separate vote of those trustees who are not “interested persons”) approved the Advisory Agreement between the Trust and FundX Investment Group, LLC (the “Advisor”) for an initial term of two years through August 4, 2016.

The funds comprising the Trust consist of FundX Aggressive Upgrader Fund, FundX Flexible Income Fund, FundX Conservative Upgrader Fund, FundX Tactical Upgrader Fund, FundX Tactical Total Return Fund and FundX Upgrader Fund, (collectively, the “Successor Funds” or the “Funds”) which were organized to serve as successor funds to certain predecessor mutual funds that were previously part of another investment company, Professionally Managed Portfolios, which were also advised by the Advisor and which were merged with and into the Successor Funds as part of a reorganization transaction that became effective on August 4, 2014.

At this Meeting, the Board, including each of the independent Trustees, requested and received from the Advisor such information as they deemed reasonable and necessary to evaluate the Advisory Agreement between the Advisor and the Trust. In considering the Advisory Agreement with respect to each Fund, the Trustees evaluated a number of factors that they believed, in their reasonable business judgment, to be relevant. Information provided by the Advisor, along with independent third party expense and performance information for each of the Funds and for comparable funds managed by other advisers, and extensive discussions with the Advisor during the Meeting, formed the primary (but not exclusive) basis for the Board’s determinations. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the Advisory Agreement:

1. The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement. The Board considered the nature, quality and extent of the services provided by the Advisor under the Advisory Agreement as well as the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Funds. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Funds. The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan. The Board determined that the Advisor is capable of providing high quality services to the Funds, as indicated by the nature, extent and quality of the services provided in the past by the Advisor to each of the predecessor funds, the Advisor’s management capabilities demonstrated with respect to the predecessor funds, and the professional qualifications and experience of each of the portfolio managers of the Funds, the Advisor’s investment compliance oversight process, and the competitive investment performance of the predecessor funds and those separate accounts managed by the Advisor having similar investment objectives and strategies as each of the Funds. The Board also determined that the Advisor proposed to provide investment advisory services that were of the same nature, extent and quality as services provided to the predecessor funds in the past, and that these services are appropriate in scope and extent in light of the Funds’ proposed operations and needs.

The Board specifically discussed the Advisor’s investment strategy for all of the Funds and the Advisor’s stated strategy to invest in other investment companies (“Acquired Funds”), rather than making direct investments in the underlying securities in which the Acquired Funds invest. The Board then discussed and concluded that the services provided under the Advisory Agreement were not duplicative of the services provided under the Acquired Funds’ advisory contracts in material respects. In assessing the quality of the portfolio management services delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Funds. When considering performance, the Board reviewed various measures of performance, including absolute performance as well as performance in comparison to general industry benchmarks and to a peer group of funds as determined by Morningstar® classifications. With respect to the Advisor’s proprietary “upgrading” strategy, the Board also considered an analysis provided by the Advisor that highlighted the Fund’s favorable past performance over the longer term, while recognizing the possibility that the strategy may underperform the broader markets for extended periods of time. While considering the Advisor’s analysis, the Board also considered that the upgrading strategy, despite the potential for extended periods of relative underperformance, has demonstrated the potential to provide investors with meaningful relative outperformance over longer periods of time. The Board determined that the upgrading strategy was appropriately discussed and disclosed in the Funds’ prospectus and that shareholders in the Funds have been provided sufficient information prior to investing in the individual Funds that employ that strategy.

2. The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement. In considering the advisory fee and total fees and expenses of the Funds, the Board reviewed comparisons of the Funds to peer funds as determined by Morningstar®, and to similarly managed separate client accounts also advised by the Advisor, taking into account applicable expense waivers and reimbursements. The Board noted that the Advisor has contractually agreed to maintain certain annual total expense ratios for each of the Funds through January 31, 2016, subject to recoupment by the Advisor of certain amounts under specified circumstances. Additionally, the Board considered the scope and nature of services that the Advisor provides to its separately managed account clients in comparison to the scope and nature of services that the Advisor provides to the Funds. The Board found that the fees charged for management services provided to the Funds were reasonable in light of the services provided and the fees charged by the Advisor for its separately managed account clients.

The Board also took into account that the FundX fund of funds structure provides certain additional advisory services not found in funds which lack this structure. These services include a proprietary “upgrading” strategy for portfolio construction, along with monitoring and rotation among funds which is in addition to the advisory and investment management services provided by the underlying fund. While considering that the Advisor’s strategy involves investing in other mutual funds, with attendant underlying management fees, the Board recognized that investors choosing to invest in the Funds were selecting a fund-of-funds

53	Annual Report 2014

Approval of Investment Advisory Agreement (Unaudited), continued

structure and that such attendant additional costs were appropriately disclosed in the prospectus.

The Board considered each Fund relative to comparable funds within the same Morningstar® peer group universe as part of the Board’s review of Fund performance and expenses. The Board noted that the Advisor employs a proprietary “upgrading” strategy for the Funds and that the use of this strategy makes the Funds somewhat distinct from other funds within their peer group universe. Accordingly, on the basis of the Board’s review of the services to be performed and the fees to be charged by the Advisor for investment advisory services, and in light of the management fees, overall expense ratios and investment performance of comparable investment companies, the Board determined that the investment advisory fee levels were reasonable and acceptable.

3. The extent to which economies of scale may be realized as the Funds grow and whether the advisory fees reflect possible economies of scale. The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Funds grow. The Board noted that the Advisor has contractually agreed to limit or cap certain total expense ratios for the Funds. The Board also noted that in addition to the expense caps, several of the Funds also had Advisory fee break points in place and as such would be expected to benefit from economies of scale as the Funds grew.

4. The profits to be realized by the Advisor and its affiliates due to their relationship with the Funds. The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from the advisory relationship with the Funds. The Board also considered the profitability of the Advisor with respect to its relationship with the Funds. After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was fair and reasonable, and that the Advisor’s profit levels were adequate to support the level and scope of services that the Advisor has contractually agreed to provide to the Funds.

5. Other Considerations. In approving the Advisory Agreement, the Board determined that the Advisor has made a substantial commitment to recruiting and retaining high quality personnel and maintaining sufficient financial, compliance and operational resources reasonably necessary to manage the Funds in a consistently professional manner and in the best interests of the Funds and their shareholders. The Board also noted that the Advisor has a longstanding professional and entrepreneurial commitment to the proprietary “upgrader” management process and to the success of the Funds. In addition, the Board noted that the Advisor has made significant, financial commitments, including the expense limitation agreements.

6. Conclusion. In reaching their conclusion with respect to the approval of the Advisory Agreement, as described above, the Board did not identify any one single factor as being controlling; rather the Board recognized that there were a combination of many factors that influenced their decision. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, and assisted by the advice of independent legal counsel to the Independent Trustees, the Board unanimously concluded that the terms of the Advisory Agreement, as proposed, were fair and reasonable and that approval of such Advisory Agreement would be in the best interest of the Funds and the Funds’ shareholders. The Board therefore unanimously voted to approve the Advisory Agreement for an initial term of two years with respect to the Funds.

Annual Report 2014	Upgraderfunds.com	54

INFORMATION ABOUT PROXY VOTING (UNAUDITED)
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (866) 455-FUND [3863] and by accessing the Funds’ website at www.upgraderfunds.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available without charge, by calling toll-free at (866) 455-FUND [3863]. In addition, you can obtain the Funds’ proxy voting records on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (UNAUDITED)
The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q. The Funds’ Form N-Q is available without charge, upon request, by calling toll-free at (866) 455-FUND [3863]. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov. The Funds’ schedules of portfolio holdings are posted on their website at www.upgraderfunds.com within five business days after each month-end.

FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended September 30, 2014, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

UPGRADER FUND	100.00%
AGGRESSIVE UPGRADER	100.00%
CONSERVATIVE UPGRADER	28.61%
FLEXIBLE INCOME	8.13%
TACTICAL UPGRADER	0.00%
TACTICAL TOTAL RETURN	35.69%
For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2014 was as follows:

UPGRADER FUND	91.82%
AGGRESSIVE UPGRADER	68.36%
CONSERVATIVE UPGRADER	24.80%
FLEXIBLE INCOME	3.68%
TACTICAL UPGRADER	0.00%
TACTICAL TOTAL RETURN	31.57%
The Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for each Fund were as follows (unaudited).

UPGRADER FUND	0.00%
AGGRESSIVE UPGRADER	0.00%
CONSERVATIVE UPGRADER	0.00%
FLEXIBLE INCOME	0.00%
TACTICAL UPGRADER	0.00%
TACTICAL TOTAL RETURN	29.18%

55	Annual Report 2014

HOUSEHOLDING (UNAUDITED)
In an effort to conserve resources, the Funds intend to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably belive two or more accounts are from the same family. If you would like to discontinue householding for your accounts, please call toll-free (866) 455-FUND [3863] to request individual copies of these documents. We will

INFORMATION ABOUT THE FUNDS’ TRUSTEES (UNAUDITED)
The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (866) 455-FUND [3863]. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Funds’ website at www.upgraderfunds.com.

PRIVACY NOTICE
The Funds collect non-public information about you from the following sources:

• Information we receive about you on applications or other forms;
• Information you give us orally; and
• Information about your transactions with us or others.
We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.
In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Annual Report 2014	Upgraderfunds.com	56

Advisor FundX Investment Group LLC 235 Montgomery Street, Suite 1049 San Francisco, CA 94104 Distributor Quasar Distributors, LLC 615 East Michigan Street Milwaukee, WI 53202 Transfer Agent U.S.Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202 (866) 455-FUND Custodian U.S.Bank,N.A. Custody Operations 1555 N.RiverCenter Drive, Suite 302 Milwaukee, WI 53212 Independent Registered Public Accounting Firm Tait, Weller & Baker LLP 1818 Market Street, Suite 2400 Philadelphia, PA 19103 Legal Counsel Cravath & Associates, LLC 19809 Shady Brook Way Gaithersburg, MD 20879 FundX Upgrader Funds Fund Symbol CUSIP FundX Upgrader Fund FUNDX 360876106 FundX Aggressive Upgrader Fund HOTFX 360876403 FundX Conservative Upgrader Fund RELAX 360876304 FundX Flexible Income Fund INCMX 360876205 FundX Tactical Upgrader Fund TACTX 360876502 FundX Tactical Total Return Fund TOTLX 360876601 This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. Contact Us: For more about our funds and their strategy: 800-763-8639 www.upgraderfunds.com For account information: 866-455-FUND

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees (the “trustees”) has determined that there is at least one audit committee financial expert serving on its audit committee. Gregg B. Keeling is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. For the fiscal year ended 09/30/2013, the comprised funds of the registrant were part of another investment company, Professionally Managed Portfolios. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 09/30/2014	FYE 09/302013
Audit Fees	$119,600	$116,600
Audit-Related Fees	$0	$0
Tax Fees	$15,600	$15,600
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 0930/2014	FYE 09/30/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 0930/2014	FYE 09/30/2013
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  FundX Investment Trust

By (Signature and Title)* /s/ Jason Browne
                                             Jason Browne, President/Principal Executive Officer

Date  December 2, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Jason Browne
                                             Jason Browne, President/Principal Executive Officer

Date  December 2, 2014

By (Signature and Title) * /s/ Sean McKeon
                                              Sean McKeon, Treasurer/Principal Financial Officer

Date  December 2, 2014